SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                   FORM 8-K/A
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 13, 1998 (June 30, 1998)


                      GLENBOROUGH REALTY TRUST INCORPORATED



             (Exact name of registrant as specified in its charter)




     Maryland                         001-14162                    94-3211970
 (state or other                     (Commission                 (IRS Employer
 jurisdiction of                     File Number)                 I.D. Number)
  incorporation)




        400 South E1 Camino Real, Ste. 1100, San Mateo, California 94402
                    (Address of principal executive offices)


       Registrant's Telephone number, including area code: (650) 343-9300

Glenborough Realty Trust Incorporated (the "Company") hereby amends Item 7 of its Current Report on Form 8-K filed with the Securities and Exchange Commission (the "Commission") on July 15, 1998, to file the Financial Statements and Exhibits of the Company related to the Bridge Loan and the acquisitions of the Galesi Portfolio, the Donau/Gruppe Portfolio, the Pauls Portfolio and One and Three Pacific (each as defined in such Form 8-K) ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)      FINANCIAL STATEMENTS

         Report of Independent Public Accountants                              5

         Combined statements of revenues and certain expenses of the
         Galesi Portfolio for the three months ended March 31, 1998 and
         for the year ended December 31, 1997                                  6

         Notes to combined statements of revenues and certain
         expenses of the Galesi Portfolio for the three months ended
         March 31, 1998 and for the year ended December 31, 1997               7

         Report of Independent Public Accountants                              9

         Combined statements of revenues and certain expenses of the Donau/Gruppe Portfolio for the three months ended
         March 31, 1998 and for the year ended December 31, 1997              10

         Notes to combined statements of revenues and certain expenses of the Donau/Gruppe Portfolio for the three months ended
         March 31, 1998 and for the year ended December 31, 1997              11

         Report of Independent Public Accountants                             13

         Combined statements of revenues and certain expenses of the
         Pauls Portfolio for the three months ended March 31, 1998 and
         for the year ended December 31, 1997                                 14

         Notes to combined statements of revenues and certain
         expenses of the Pauls Portfolio for the three months ended
         March 31, 1998 and for the year ended December 31, 1997              15

         Report of Independent Public Accountants                             17

         Statements of revenues and certain expenses of
         One and Three Pacific for the three months ended
         March 31, 1998 and for the year ended December 31, 1997              18

         Notes to statements of revenues and certain expenses
         of One and Three Pacific for the three months ended
         March 31, 1998 and for the year ended December 31, 1997              19

 (b)     PRO FORMA FINANCIAL STATEMENTS

         Pro forma Condensed Consolidated Balance Sheet as of
         March 31, 1998, with accompanying notes and adjustments              21

         Pro forma Condensed Consolidated Statements of Operations
         for the three months ended March 31, 1998 and for the year
         ended December 31, 1997, with accompanying notes and adjustments     24

(c)      EXHIBITS

         10.1 Term Credit Agreement related to the Bridge Loan                30

         23.1 Consent of Independent Auditors                                 79

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                      GLENBOROUGH REALTY TRUST INCORPORATED


                    By: Glenborough Realty Trust Incorporated



Date: August 13, 1998                        /s/ ANDREW BATINOVICH
                                             Andrew Batinovich
                                             President, Chief Operating Officer
                                            (Principal Operating Officer)


Date: August 13, l998                       /s/ TERRI GARNICK
                                            Terri Garnick
                                            Senior Vice President
                                            Chief Accounting Officer, Treasurer
                                           (Principal Accounting Officer)

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Stockholders of
GLENBOROUGH REALTY TRUST INCORPORATED:

     We have audited the accompanying combined statement of revenues and certain expenses of the Galesi Portfolio as defined in Note 1, for the year ended December 31, 1997. This combined financial statement is the responsibility of the management of the Company. Our responsibility is to express an opinion on this combined financial statement based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying combined statement of revenues and certain expenses has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1, and is not intended to be a complete presentation of the revenues and expenses of the Galesi Portfolio.

     In our opinion, the combined financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Galesi Portfolio for the year ended December 31, 1997, in conformity with generally accepted accounting principles.



                                                    ARTHUR ANDERSEN LLP


San Francisco, California
June 12, 1998

                      GLENBOROUGH REALTY TRUST INCORPORATED

             COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES OF
                              THE GALESI PORTFOLIO
              For the Three Months Ended March 31, 1998 (unaudited)
                      and the Year Ended December 31, 1997
                                 (in thousands)

                                                 Three Months
                                                     Ended        Year Ended
                                                 March 31, 1998   December 31,
                                                  (unaudited)        1997

REVENUES......................................      $10,914        $35,542

CERTAIN EXPENSES
  Operating...................................        3,417         12,507
  Real estate taxes...........................        1,271          4,139
                                                     ------         ------
                                                      4,688         16,646
                                                     ------         ------
REVENUES IN EXCESS OF CERTAIN EXPENSES........      $ 6,226        $18,896
                                                     ======         ======

        The accompanying notes are an integral part of these statements.

                      GLENBOROUGH REALTY TRUST INCORPORATED

        NOTES TO COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES OF
                              THE GALESI PORTFOLIO
              For the Three Months Ended March 31, 1998 (unaudited)
                      and the Year Ended December 31, 1997

1. Basis of Presentation and Summary of Significant Accounting Policies

     Property Acquired -- The accompanying combined statements of revenues and certain expenses include the operations (see "Basis of Presentation" below) of the properties listed below (collectively, the "Galesi Portfolio") acquired by the Company on June 30, 1998 from an unaffiliated third party:

    Property                    City              ST    Type
    Multi-family
    Aspen Ridge................ Colorado Springs  CO    Multi-family Residential
    Stone Ridge................ Atlanta           GA    Multi-family Residential
    Woodmere Trace............. Duluth            GA    Multi-family Residential
    Player's Club.............. Nashville         TN    Multi-family Residential
    Wind River................. Austin            TX    Multi-family Residential
    Walnut Creek............... Austin            TX    Multi-family Residential
    Longspur Crossing.......... Austin            TX    Multi-family Residential
    Hunter's Chase............. Austin            TX    Multi-family Residential
    Silver Vale................ Austin            TX    Multi-family Residential
    Hunterwood................. Austin            TX    Multi-family Residential
    North Park Crossing........ Houston           TX    Multi-family Residential
    Cypress Creek Crossing..... Houston           TX    Multi-family Residential
    Bear Creek Crossing........ Houston           TX    Multi-family Residential
    Willow Brook Crossing...... Houston           TX    Multi-family Residential
    The Park at Woodlake....... Houston           TX    Multi-family Residential
    Jefferson Place............ Irving            TX    Multi-family Residential
    Jefferson Creek............ Irving            TX    Multi-family Residential
    La Costa................... Plano             TX    Multi-family Residential
    The Hollows................ San Antonio       TX    Multi-family Residential
    Bandera Crossing........... San Antonio       TX    Multi-family Residential
    Vista Crossing............. San Antonio       TX    Multi-family Residential

     Basis of Presentation -- The accompanying combined statements of revenues and certain expenses are not intended to be a complete presentation of the actual operations of the Galesi Portfolio for the periods presented. Certain expenses may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Galesi Portfolio; however, the Company is not aware of any material factors relating to the Galesi Portfolio that would cause the reported financial information not to be indicative of future operating results. Excluded expenses consist of property management fees, interest expense, depreciation and amortization and other costs not directly related to the future operations of the Galesi Portfolio.

     These combined financial statements have been prepared for the purpose of complying with certain rules and regulations of the Securities and Exchange Commission.

     Revenue Recognition -- All leases are classified as operating leases. Rental revenue is recognized as earned over the terms of the leases.

     Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

                      GLENBOROUGH REALTY TRUST INCORPORATED

        NOTES TO COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES OF
                              THE GALESI PORTFOLIO
              For the Three Months Ended March 31, 1998 (unaudited)
                      and the Year Ended December 31, 1997

2. Leasing Activity

     As the properties within the portfolio are all residential properties, the Galesi Portfolio does not generally have leases in effect for more than one year. Tenants generally may extend or renew at their option at the then prevailing market rate for their unit.

3. Mortgage Notes Payable

     The following table presents unaudited information as of June 30, 1998 regarding the notes payable assumed by the Company in connection with the acquisition of the Galesi Portfolio. Both instruments are first lien notes secured by the rental properties below. The Place Residential properties loan requires monthly principal and interest payments whereas the Oly/Crossing Residential loan requires interest only payments until maturity (dollars in thousands).

                                              Stated Interest                        Principal balance at
          Loan and Property Name                    Rate          Maturity Dates         June 30, 1998
Oly/Crossing Residential Loan                LIBOR + 2.5%            12/20/99              $115,590
                                             (effective                                  (including
                                             interest      rate                         unamortized
                                             6.75%)                                      premium of
                                                                                            $2,389)

     Bandera Crossing
     Bear Creek Crossing
     Cypress Creek Crossing
     Hunter's Chase
     Hunterwood
     Longspur Crossing
     North Park Crossing
     Silver Vale
     Stone Ridge
     The Hollows
     Vista Crossing
     Walnut Creek
     Willow Brook Crossing
     Wind River
     Woodmere Trace

Place Residential Properties Loan            7.41%                   09/01/00               $53,850
                                             (effective                                  (including
     Jefferson Creek                         interest rate                              unamortized
     Jefferson Place                         6.75%)                                      premium of
     La Costa                                                                                 $729)

                                                                                            -------
         Total                                                                             $169,440
                                                                                            =======

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Stockholders of
GLENBOROUGH REALTY TRUST INCORPORATED:

     We have audited the accompanying combined statement of revenues and certain expenses of the Donau/Gruppe Portfolio as defined in Note 1, for the year ended December 31, 1997. This combined financial statement is the responsibility of the management of the Company. Our responsibility is to express an opinion on this combined financial statement based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying combined statement of revenues and certain expenses has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1, and is not intended to be a complete presentation of the revenues and expenses of the Donau/Gruppe Portfolio.

     In our opinion, the combined financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Donau/Gruppe Portfolio for the year ended December 31, 1997, in conformity with generally accepted accounting principles.



                                                  ARTHUR ANDERSEN LLP


San Francisco, California
June 25, 1998

                      GLENBOROUGH REALTY TRUST INCORPORATED

             COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES OF
                           THE DONAU/GRUPPE PORTFOLIO
              For the Three Months Ended March 31, 1998 (unaudited)
                      and the Year Ended December 31, 1997
                                 (in thousands)


                                                 Three Months
                                                     Ended        Year Ended
                                                 March 31, 1998  December 31,
                                                   (unaudited)      1997

REVENUES......................................      $   727        $2,907
CERTAIN EXPENSES..............................           --            --

REVENUES IN EXCESS OF CERTAIN EXPENSES........      $   727        $2,907

        The accompanying notes are an integral part of these statements.

                      GLENBOROUGH REALTY TRUST INCORPORATED

        NOTES TO COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES OF
                           THE DONAU/GRUPPE PORTFOLIO
              For the Three Months Ended March 31, 1998 (unaudited)
                      and the Year Ended December 31, 1997

1. Basis of Presentation and Summary of Significant Accounting Policies

     Property Acquired -- The accompanying combined statements of revenues and certain expenses include the operations (see "Basis of Presentation" below) of the properties listed below (collectively, the "Donau/Gruppe Portfolio") acquired by the Company on June 30, 1998 from an unaffiliated third party:

Property                    City                 State     Type
15 Vreeland Road........... Florham.Park         NJ        Office
800 Cottontail Lane........ Franklin Township    NJ        Industrial

     Basis of Presentation -- The accompanying combined statements of revenues and certain expenses are not intended to be a complete presentation of the actual operations of the Donau/Gruppe Portfolio for the periods presented. Certain expenses may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Donau/Gruppe Portfolio; however, the Company is not aware of any material factors relating to the Donau/Gruppe Portfolio that would cause the reported financial information not to be indicative of future operating results. Excluded expenses consist of property management fees, interest expense, depreciation and amortization and other costs not directly related to the future operations of the Donau/Gruppe Portfolio.

     Both properties in the portfolio are single tenant buildings under triple net leasing arrangements for which the tenant is responsible for the direct payment of all operating expenses, including real estate taxes. Accordingly, no expenses have been included in the accompanying combined statements of revenues and certain expenses.

     These combined financial statements have been prepared for the purpose of complying with certain rules and regulations of the Securities and Exchange Commission.

     Revenue Recognition -- All leases are classified as operating leases. Rental revenue is recognized as earned over the terms of the leases.

     Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

2. Leasing Activity

     The minimum future rental revenues due under non-cancelable operating leases in effect as of March 31, 1998, for the remainder of 1998 and annually thereafter, are as follows (in thousands):

Year                                          Amount
1998 (nine months).......................    $  2,180
1999.....................................       2,907
2000.....................................       2,907
2001.....................................       2,907
2002.....................................       2,907
2003.....................................       2,907
Thereafter...............................       2,296
          Total..........................    $ 19,011

     In addition to minimum rental payments, tenants directly pay all operating costs of the properties, including real estate taxes. Certain leases contain options to renew.

                      GLENBOROUGH REALTY TRUST INCORPORATED

        NOTES TO COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES OF
                           THE DONAU/GRUPPE PORTFOLIO
              For the Three Months Ended March 31, 1998 (unaudited)
                      and the Year Ended December 31, 1997


3. Mortgage Note Payable

     The following table presents unaudited information as of June 30, 1998 regarding the note payable assumed by the Company in connection with the acquisition of the Donau/Gruppe Portfolio. This note is a first lien note secured by the rental property below and requires monthly principal and interest payments (dollars in thousands).

                      Stated Interest                       Principal balance at
Property Name              Rate          Maturity Date         June 30, 1998
800 Cottontail Lane        8.05%           04/10/04               $10,530

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Stockholders of
GLENBOROUGH REALTY TRUST INCORPORATED:

     We have audited the accompanying combined statement of revenues and certain expenses of the Pauls Portfolio as defined in Note 1, for the year ended December 31, 1997. This combined financial statement is the responsibility of the management of the Company. Our responsibility is to express an opinion on this combined financial statement based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying combined statement of revenues and certain expenses has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1, and is not intended to be a complete presentation of the revenues and expenses of the Pauls Portfolio.

     In our opinion, the combined financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Pauls Portfolio for the year ended December 31, 1997, in conformity with generally accepted accounting principles.



                                                 ARTHUR ANDERSEN LLP


San Francisco, California
July 15, 1998

                      GLENBOROUGH REALTY TRUST INCORPORATED

             COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES OF
                               THE PAULS PORTFOLIO
              For the Three Months Ended March 31, 1998 (unaudited)
                      and the Year Ended December 31, 1997
                                 (in thousands)

                                                  Three Months
                                                     Ended        Year Ended
                                                 March 31, 1998   December 31,
                                                  (unaudited)        1997

REVENUES......................................      $ 1,154        $ 2,872

CERTAIN EXPENSES
  Operating...................................          100            245
  Real estate taxes...........................          280            524
                                                     ------         ------
                                                        380            769
                                                     ------         ------
REVENUES IN EXCESS OF CERTAIN EXPENSES........      $   774        $ 2,103
                                                     ======         ======



        The accompanying notes are an integral part of these statements.

                      GLENBOROUGH REALTY TRUST INCORPORATED

        NOTES TO COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES OF
                               THE PAULS PORTFOLIO
              For the Three Months Ended March 31, 1998 (unaudited)
                      and the Year Ended December 31, 1997

1. Basis of Presentation and Summary of Significant Accounting Policies

     Property Acquired -- The accompanying combined statements of revenues and certain expenses include the operations (see "Basis of Presentation" below) of the properties listed below (collectively, the "Pauls Portfolio") acquired by the Company on July 7, 1998 from an unaffiliated third party:

                                                                   Date of
Property                          City        State   Type         Completion

One Gateway Center................Aurora      CO      Office       November 1997
Gateway 1.........................Aurora      CO      Office/Flex  August 1996
Gateway 6.........................Aurora      CO      Office/Flex  March 1997
Gateway 8.........................Aurora      CO      Office/Flex  May 1998
Gateway 2.........................Aurora      CO      Industrial   August 1996
Gateway 3.........................Aurora      CO      Industrial   December 1996
Gateway 4.........................Aurora      CO      Industrial   October 1996
Gateway 7.........................Aurora      CO      Industrial   March 1997
Gateway 9.........................Aurora      CO      Industrial   December 1997
Gateway 10........................Aurora      CO      Industrial   May 1998


     Basis of Presentation -- The accompanying combined statements of revenues and certain expenses are not intended to be a complete presentation of the actual operations of the Pauls Portfolio for the periods presented. Amounts for the year ended December 31, 1997 include the operations for the properties for the period from the later of January 1, 1997 or date of completion to December 31, 1997. The Gateway 8 and 10 properties were not in operation as of March 31, 1998; thus, no revenues or expenses for these properties are included in the accompanying combined statements of revenues and certain expenses for the year ended December 31, 1997 and the three months ended March 31, 1998. Certain expenses may not be comparable to the expenses expected to be incurred by the Company in the future operations of the Pauls Portfolio; however, the Company is not aware of any material factors relating to the Pauls Portfolio that would cause the reported financial information not to be indicative of future operating results. Excluded expenses consist of property management fees, interest expense, depreciation and amortization and other costs not directly related to the future operations of the Pauls Portfolio.

     These combined financial statements have been prepared for the purpose of complying with certain rules and regulations of the Securities and Exchange Commission.

     Revenue Recognition -- All leases are classified as operating leases. Rental revenue is recognized as earned over the terms of the leases.

     Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

2. Leasing Activity

     The minimum future rental revenues due under non-cancelable operating leases in effect as of March 31, 1998, for the remainder of 1998 and annually thereafter, are as follows (in thousands):

Year                                          Amount
1998 (nine months).......................    $  3,551
1999.....................................       4,831
2000.....................................       4,650
2001.....................................       4,085
2002.....................................       2,864
Thereafter...............................       5,453
          Total..........................    $ 25,434

                      GLENBOROUGH REALTY TRUST INCORPORATED

        NOTES TO COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES OF
                               THE PAULS PORTFOLIO
              For the Three Months Ended March 31, 1998 (unaudited)
                      and the Year Ended December 31, 1997


     In addition to minimum rental payments, tenants pay reimbursements for their pro rata share of specified operating expenses, which amounted to $288 (unaudited) for the three months ended March 31, 1998 and $649 for the year ended December 31, 1997. Certain leases contain options to renew.

3. Mortgage Notes Payable

     The following table presents unaudited information as of July 7, 1998 (the acquisition date) regarding the notes payable assumed by the Company in connection with the acquisition of the Pauls Portfolio. All such instruments are first lien notes secured by the rental properties below and require monthly principal and interest payments (dollars in thousands).

                                               Stated Interest                       Principal balance at
                Property Name                        Rate         Maturity Dates         July 7, 1998
Gateway 1                                            7.75%           07/01/06           $     2,440
Gateway 2                                            8.25%           11/01/06                 3,920
Gateway 3, 4, 6, 7                                   7.57%           05/10/07                14,410
Gateway 8, 9, 10 and One Gateway Plaza               6.95%           07/01/08                20,530
         Total                                                                          $    41,300

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Stockholders of
GLENBOROUGH REALTY TRUST INCORPORATED:

     We have audited the accompanying statement of revenues and certain expenses of One and Three Pacific as defined in Note 1, for the year ended December 31, 1997. This financial statement is the responsibility of the management of the Company. Our responsibility is to express an opinion on this financial statement based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying statement of revenues and certain expenses has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1, and is not intended to be a complete presentation of the revenues and expenses of One and Three Pacific.

     In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of One and Three Pacific for the year ended December 31, 1997, in conformity with generally accepted accounting principles.



                                                  ARTHUR ANDERSEN LLP


San Francisco, California
July 15, 1998

                      GLENBOROUGH REALTY TRUST INCORPORATED

                 STATEMENTS OF REVENUES AND CERTAIN EXPENSES OF
                              ONE AND THREE PACIFIC
              For the Three Months Ended March 31, 1998 (unaudited)
                      and the Year Ended December 31, 1997
                                 (in thousands)

                                                 Three Months
                                                     Ended        Year Ended
                                                 March 31, 1998   December 31,
                                                  (unaudited)        1997

REVENUES......................................      $   731        $ 2,742

CERTAIN EXPENSES
  Operating...................................          144            589
  Real estate taxes...........................           86            362
                                                     ------         ------
                                                        230            951
                                                     ------         ------
REVENUES IN EXCESS OF CERTAIN EXPENSES........      $   501        $ 1,791
                                                     ======         ======


        The accompanying notes are an integral part of these statements.

                      GLENBOROUGH REALTY TRUST INCORPORATED

             NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES OF
                              ONE AND THREE PACIFIC
              For the Three Months Ended March 31, 1998 (unaudited)
                      and the Year Ended December 31, 1997

1. Basis of Presentation and Summary of Significant Accounting Policies

     Property Acquired -- The accompanying statements of revenues and certain expenses include the operations (see "Basis of Presentation" below) of One and Three Pacific, an office building, located in Omaha, Nebraska ("One and Three Pacific"), acquired by the Company on May 20, 1998 from an unaffiliated third party.

     Basis of Presentation -- The accompanying statements of revenues and certain expenses are not intended to be a complete presentation of the actual operations of One and Three Pacific for the periods presented. Certain expenses may not be comparable to the expenses expected to be incurred by the Company in the future operations of One and Three Pacific; however, the Company is not aware of any material factors relating to One and Three Pacific that would cause the reported financial information not to be indicative of future operating results. Excluded expenses consist of property management fees, interest expense, depreciation and amortization and other costs not directly related to the future operations of One and Three Pacific.

     These financial statements have been prepared for the purpose of complying with certain rules and regulations of the Securities and Exchange Commission.

     Revenue Recognition -- All leases are classified as operating leases. Rental revenue is recognized as earned over the terms of the leases.

     Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

2. Leasing Activity

     The minimum future rental revenues due under non-cancelable operating leases in effect as of March 31, 1998, for the remainder of 1998 and annually thereafter, are as follows (in thousands):

Year                                          Amount
1998 (nine months).......................    $  1,328
1999.....................................       1,652
2000.....................................         902
2001.....................................         470
2002.....................................         260
2003.....................................         135
          Total..........................    $  4,747

     In addition to minimum rental payments, tenants pay reimbursements for their pro rata share of specified operating expenses, which amounted to $269 (unaudited) for the three months ended March 31, 1998 and $988 for the year ended December 31, 1997. Certain leases contain options to renew.

                         PRO FORMA FINANCIAL INFORMATION

     The following unaudited, pro forma, condensed consolidated balance sheet as of March 31, 1998 has been prepared to reflect: (i)all property acquisitions completed in 1998 through the date hereof; (ii) a pending acquisition; (iii) loans made by the Company to enter into a development alliance; (iv) debt assumed and borrowings under a $150 million bridge loan ("the Bridge Loan") and the Company's $250 million unsecured acquisition credit facility ("the Acquisition Credit Facility"); (v) repayment of a portion of the Bridge Loan; and (vi) the sale of certain properties and the use of sales proceeds therefrom for the repayment of related mortgage debt and for the funding of certain property acquisitions as if each of such transactions had been completed on March 31, 1998.

     The following unaudited, pro forma, condensed consolidated statements of operations for the three months ended March 31, 1998 and for the year ended December 31, 1997 have been prepared to reflect: (i) all property acquisitions completed in 1997 and in 1998 through the date hereof; (ii) a pending acquisition; (iii) loans made by the Company to enter into a development alliance; (iv) the March 1998 Note Offering, the January 1998 Preferred Stock Offering, the October 1997 Common Stock Offering, the July 1997 Common Stock Offering and the March 1997 Common Stock Offering and the application of the respective net proceeds therefrom; (v) debt assumed and borrowings under the Bridge Loan and the Acquisition Credit Facility; (vi) the repayment of certain mortgage and other loans; (vii) the sale of certain properties and use of sales proceeds therefrom for the repayment of related mortgage debt and the funding of certain property acquisitions; (viii) the collection of a mortgage loan receivable; (ix) the sale of various properties held by the partnerships managed by Glenborough Corporation to the Company or to third parties; and (ix) the transfer of management of the Company's hotel portfolio from Glenborough Hotel Group to a third party, as if each of such transactions had been completed on January 1, 1997.

     The Company is in the process of disposing its hotel portfolio, after concluding in 1997 that the limited service hotel sector did not significantly enhance the Company's portfolio diversification. In June 1998, the Company sold two hotel properties, and has entered into contractual arrangements providing for the leasing and anticipated sale in December 1998 of three other hotel properties. The remaining hotel has been leased for 30 months until a mortgage lock-out period expires, at which time the Company intends to market for sale this hotel property. The hotel sales will be structured as tax-deferred exchanges to avoid recognition of taxable gains. As explained in Note 5 to the pro forma, condensed consolidated statements of operations for the three months ended March 31, 1998 and the year ended December 31, 1997, only those hotels actually sold as of the date of this filing have been eliminated from the pro forma results of operations, as the Company would not be able to dispose of the others at this time.

     These unaudited, pro forma, condensed consolidated financial statements should be read in conjunction with the financial statements and related notes of the Company in the Company's reports filed under the Exchange Act. In the opinion of management, all adjustments necessary to reflect the effects of the transactions have been made.

     The pro forma, condensed consolidated financial information is unaudited and is not necessarily indicative of the results of which would have occurred if the transactions had been consummated in the periods presented, or on any particular date in the future, nor does it purport to represent the financial position, results of operations, or cash flows for future periods.

                                          GLENBOROUGH REALTY TRUST INCORPORATED

                                     PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                                  As of March 31, 1998
                                            (unaudited, dollars in thousands)



                                                    Completed       Pending      Repayment        Other
                                    Historical(1) Transactions(2) Acquisition(3) of Debt(4)   Adjustments(5) Pro Forma

ASSETS
  Rental property, net..........     $1,303,781      $ 464,610    $   12,350      $      --   $    (8,529)  $ 1,772,212
  Investment in Associated               10,752             --            --             --            --        10,752
Companies.......................
  Mortgage loans receivable, net          3,740             --            --             --        37,949        41,689
  Notes receivable..............             --             --            --             --        12,078        12,078
  Cash and cash equivalents.....          9,816         (9,119)           --         (3,573)        3,876         1,000
  Other Assets..................         34,056            500            --             --           250        34,806
        Total Assets............     $1,362,145      $ 455,991    $   12,350      $  (3,573)  $    45,624   $ 1,872,537
LIABILITIES
  Mortgage Loans................     $  242,083      $ 253,295    $       --      $      --   $    (1,736)  $   493,642
  Unsecured Senior Notes........        150,000             --            --             --                     150,000
  Acquisition Credit Facility...         50,332         43,828        12,350             --         1,593       108,103
  Bridge Loan...................             --        105,166            --         (3,573)       44,834       146,427
  Other liabilities.............         18,881          1,197            --             --            --        20,078
        Total Liabilities.......        461,296        403,486        12,350         (3,573)       44,691       918,250

MINORITY INTEREST...............         52,531         49,116            --             --            --       101,647

STOCKHOLDERS' EQUITY
  Common stock..................             31             --            --             --            --            31
  Preferred stock...............             11             --            --             --            --            11
  Additional paid--in capital...        862,962          3,389            --             --            --       866,351
  Deferred compensation.........           (249)            --            --             --            --          (249)
  Retained earnings (deficit)...        (14,437)            --            --             --           933       (13,504)
        Total Equity............        848,318          3,389            --             --           933       852,640
        Total liabilities and
          Stockholders' Equity       $1,362,145      $ 455,991    $   12,350      $  (3,573)  $    45,624   $ 1,872,537


                      GLENBOROUGH REALTY TRUST INCORPORATED

                       NOTES AND ADJUSTMENTS TO PRO FORMA
                      CONDENSED CONSOLIDATED BALANCE SHEET
                              As of March 31, 1998
                                   (unaudited)

1. Reflects the historical consolidated balance sheet of the Company as of March 31, 1998, which includes the acquisitions of the following properties and property portfolios since January 1, 1997:

                                  Purchase Price
Property                            (in 000's)   Date Acquired
BGK Portfolio..................      $ 50,200    March 27, 1998
400 El Camino Real.............        34,700    March 6, 1998
Capitol Center.................        12,300    February 27, 1998
Windsor Portfolio..............       423,200    January 8, 1998
Marion Bass Portfolio..........        58,300    December 31, 1997
Opus Portfolio.................        27,900    December 22, 1997
Thousand Oaks..................        51,300    December 13, 1997
Bryant Lake....................         9,400    November 4, 1997
Copley Properties..............        63,700    October 24, 1997
Citibank Park Property.........        23,300    September 30, 1997
Advance Properties.............       103,000    September 12, 1997
T. Rowe Price Properties.......       146,800    September 12, 1997
Centerstone Property...........        30,400    July 1, 1997
CRI Properties.................        14,800    June 18, 1997
CIGNA Properties...............        45,400    April 29, 1997
E&L Properties.................        22,200    April 18, 1997
Riverview Property.............        20,500    April 14, 1997
Lennar Properties..............        23,200    April 8, 1997
Scottsdale Hotel...............        12,100    February 28, 1997

Also reflects the sale of sixteen retail, one residential and three industrial properties during 1997 and through March 31, 1998 for an aggregate sales price of approximately $42.3 million.

Certain deposits for properties acquired after March 31, 1998, have been reclassified to cash from investments in real estate to reflect the flow of funds as the related acquisitions are completed on a pro forma basis.

2. Reflects the completed acquisitions of the following properties and property portfolios since March 31, 1998:

                               Purchase Price
                                 (in 000's)   Date Acquired

Pauls Portfolio.............      $ 54,940    July 7, 1998
Galesi Portfolio............       275,820    June 30, 1998
Donau/Gruppe Portfolio......        28,550    June 30, 1998
Covance.....................        16,500    June 23, 1998
One and Three Pacific.......        20,100    May 20, 1998
Eaton & Lauth Portfolio.....        68,700    April 22, 1998

These acquisitions were funded with approximately $9.8 million of cash, assumption of approximately $253.3 million of mortgage debt, approximately $105.2 million of the proceeds of the Bridge Loan, approximately $43.8 million of borrowings under the Acquisition Credit Facility, the issuance of 1,898,516 units of Glenborough Properties, L.P. ("the Operating Partnership") with an aggregate approximate value of $49.1 million (based on an average per unit value of $25.87, with values ranging from $25.00 to $26.56) and the issuance of 135,566 shares of Common Stock of the Company with an aggregate approximate value of $3.4 million (based on a per share value of $25.00).

                      GLENBOROUGH REALTY TRUST INCORPORATED

                       NOTES AND ADJUSTMENTS TO PRO FORMA
                CONDENSED CONSOLIDATED BALANCE SHEET (Continued)
                              As of March 31, 1998
                                   (unaudited)

The debt assumed in connection with the acquisitions of the Eaton & Lauth Portfolio, the Galesi Portfolio, the Donau/Gruppe Portfolio and the Pauls Portfolio bear interest at rates ranging from 7.41% to 8.82% and mature between 1999 and 2007. The debt secured by the Galesi Portfolio totaling $169,440 includes an unamortized premium totaling approximately $3,118 which reduces the effective interest rate on those instruments to 6.75%.

The Bridge Loan has a term of six months and bears interest at a rate of LIBOR plus 1.3% (assumed to be 6.99%, the rate prevailing on August 11, 1998, for the three months ended March 31, 1998 and for the year ended December 31, 1997). The Acquisition Credit Facility has a three year term and bears interest on a sliding scale ranging from LIBOR plus 1.1% to LIBOR plus 1.3% (assumed to be 6.89%, the rate prevailing on August 11, 1998, for the three months ended March 31, 1998 and for the year ended December 31, 1997).

In connection with obtaining the Bridge Loan, the Company paid fees of $500,000 which are shown as a reduction of cash and an increase in other assets.

Tenant security deposits of approximately $1.2 million related to these acquisitions are reflected as cash and other liabilities.

3. Reflects the pending acquisition of the Executive Drive Property for a total purchase price of $12,350. This acquisition is expected to be funded with borrowings on the Acquisition Credit Facility.

The Company also previously entered into an agreement to acquire all of the real estate assets of Prudential-Bache/Equitec Real Estate Partnership, a California limited partnership. The Company believes the completion of this acquisition in the near future is not probable.

4. Reflects the partial repayment of the Bridge Loan with available cash.

5. Reflects the sale of an office/flex property in April 1998 to an unaffiliated third party for approximately $3.6 million and two hotels in June 1998 to unaffiliated third parties for approximately $6.1 million. In connection with the sale of one of the hotels, the Company received a note from the buyer in the amount of $3,600,000 bearing interest at 9.0% and due December 1998. These sales generated total gains of approximately $933,000. The proceeds were used in part to pay off related mortgage indebtedness.

Also reflects loans totaling approximately $46.4 million made by the Company to enter into a development alliance with the seller of the Pauls Portfolio. The loans were funded with a portion of the proceeds from the Bridge Loan and borrowings under the Acquisition Credit Facility. Of these loans, $34.3 million bear interest at 13.0% and the remainder of the loans bear interest at 9.0%. No recognition has been given to either the interest income on these loans or the related interest expense on a pro forma basis as these loans have been made by the Company for development purposes.


                                   GLENBOROUGH REALTY TRUST INCORPORATED

                          PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                 For the Three Months Ended March 31, 1998
                            (unaudited, dollars in thousands, except share data)

                                                                                     Other
                                           Completed        Pending     Debt Trans-  Adjust-        Pro
                          Historical(1)  Transactions(2) Acquisition (3) actions(4)  ments(5)      Forma
REVENUES
  Rental revenue........    $   45,963      $17,529         $  268        $    -    $   (888) $     62,872
  Equity in earnings of
     Associated Companies          352            -              -             -        (270)           82
  Fees, interest and
     other income.......           830            -              -             -          81           911
          Total Revenue.        47,145       17,529            268             -      (1,077)       63,865
OPERATING EXPENSES
  Operating expenses....        14,324        6,553              -             -        (448)       20,429
  General and
     administrative.....         2,222          200              -             -          38         2,460
  Depreciation and
     amortization.......        10,009        2,988             82             -        (229)       12,850
  Interest expense......         9,145        7,102            213          (845)       (381)       15,235
          Total operating
            expenses....        35,700       16,843            295          (845)     (1,020)       50,974
  Income from
     operations before
     minority interest..        11,445          686            (27)          845         (57)       12,891
  Minority Interest               (678)           -              -             -         (31)         (709)
  Net income before
     Preferred Stock
     Distributions(6)...        10,767          686            (27)          845         (88)       12,182
  Preferred Stock
     Distributions......        (3,910)           -              -             -      (1,660)       (5,570)
  Net income allocable
     to common stockholders $    6,857      $   686         $  (27)       $  845    $ (1,748) $      6,612
  Basic net income per
     common share (7) ....  $     0.22                                                        $       0.21
  Basic weighted average
     common shares
     outstanding            31,548,706                                                          31,685,322
  Diluted income per
     common share(7)....... $     0.22                                                        $       0.20
  Diluted weighted
     average common shares
     outstanding..........  34,372,364                                                          36,390,853


                                   GLENBOROUGH REALTY TRUST INCORPORATED

                          PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                    For the Year Ended December 31, 1997
                            (unaudited, dollars in thousands, except share data)

                                                                                         Other
                                            Completed       Pending       Debt Trans-    Adjust-       Pro
                             Historical(1) Transactions(2)Acquisition (3)  actions(4)    ments(5)      Forma
REVENUES
  Rental revenue...........   $   61,393     $ 177,477       $1,072        $      -   $  (4,438) $    235,504
  Equity in earnings of
     Associated Companies..        2,743             -            -               -        (337)        2,406
  Fees, interest and other
     income................        2,521             -            -               -         274         2,795
          Total Revenue....       66,657       177,477        1,072               -      (4,501)      240,705
OPERATING EXPENSES
  Operating expenses.......       18,958        64,751            -               -      (2,005)       81,704
  General and administrative       3,319         2,069          170               -         183         5,741
  Depreciation and
     amortization..........       14,873        34,439          329               -        (736)       48,905
  Interest expense.........        9,668        40,937          851          10,225      (1,575)       60,106
          Total operating
            expenses.......       46,818       142,196        1,350          10,225      (4,133)      196,456
  Income from operations
     operations before
     minority interest.....       19,839        35,281         (278)        (10,225)       (368)       42,249
  Minority Interest........       (1,119)            -            -               -      (1,025)       (2,144)
  Net income before
     Preferred Stock
     Distributions (6).....       18,720        35,281         (278)        (10,225)     (1,393)       42,105
  Preferred Stock
     Distributions.........            -             -            -               -     (22,281)      (22,281)
  Net income allocable to
     common stock..........   $   18,720     $  35,281       $ (278)       $(10,225)  $ (23,674) $     19,824
  Basic net income per
     common share(7).......   $     1.04                                                         $       0.63
  Basic weighted average
     common shares
     outstanding...........   17,982,817                                                           31,685,322
  Diluted income per
     common share(7).......   $     1.02                                                         $       0.60
  Diluted weighted
     average common shares
     outstanding...........   19,517,543                                                           36,390,853

                      GLENBOROUGH REALTY TRUST INCORPORATED

                       NOTES AND ADJUSTMENTS TO PRO FORMA
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                  For the Three Months Ended March 31, 1998 and
                      For the Year Ended December 31, 1997
                        (unaudited, dollars in thousands)

1. Reflects the historical consolidated operations of the Company for the three months ended March 31, 1998, excluding gains on the sale of property totaling $1,446, and for the year ended December 31, 1997, excluding the gains on the sale of property and the collection of a note receivable totaling $1,491 and an extraordinary loss on refinancing of debt of $843. All such gains and losses are non recurring.

2. Reflects the historical operations of the Pauls Portfolio, the Galesi Portfolio, the Donau/Gruppe Portfolio, Covance, One and Three Pacific, the Eaton & Lauth Portfolio, the BGK Portfolio, 400 El Camino Real, Capitol Center, and the Windsor Portfolio, (collectively the "Recent Acquisitions") for the three months ended March 31, 1998, or portion of 1998 prior to acquisition.

                                              Three Months Ended March 31, 1998
                                          (or portion of 1998 prior to acquisition)
                                                                            One and       Eaton
                         Pauls       Galesi     Donau/Gruppe                 Three       & Lauth
                       Portfolio   Portfolio     Portfolio      Covance     Pacific     Portfolio
Revenues................$   1,154     $10,914       $727       $    256      $  731       $2,358
Operating expenses.......    (380)     (4,688)        --             --        (230)        (697)

                        $     774      $6,226       $727       $    256      $  501       $1,661

                                              Three Months Ended March 31, 1998
                                          (or portion of 1998 prior to acquisition)
                             BGK         400 El       Capitol      Windsor     Combined
                          Portfolio   Camino Real     Center      Portfolio      Total
Revenues................... $  70         $207       $    376     $    736      $17,529
Operating expenses.........   (26)         (91)          (162)        (279)      (6,553)

                            $  44         $116       $    214     $    457      $10,976

Also reflects the historical operations of the Recent Acquisitions and the 1997 Acquisitions for the year ended December 31, 1997 or the portion of 1997 prior to acquisition.

                                                  Year Ended December 31, 1997
                                           (or portion of 1997 prior to acquisition)
                                                                              One  and      Eaton
                             Pauls      Galesi      Donau/Gruppe                Three      & Lauth
                           Portfolio  Portfolio      Portfolio      Covance    Pacific    Portfolio
 Revenues................    $2,872     $35,542        $2,907     $  1,022    $ 2,742     $ 9,362
 Operating expenses......      (769)    (16,646)           --           --       (951)     (3,034)

                             $2,103     $18,896        $2,907     $  1,022    $ 1,791     $ 6,328

                                                  Year Ended December 31, 1997
                                           (or portion of 1997 prior to acquisition)
                              BGK       400 El       Capitol     Windsor       1997     Combined
                           Portfolio  Camino Real    Center     Portfolio  Acquisitions   Total
Revenues................   $  6,157     $ 3,019      $ 2,369    $  53,732    $ 57,753    $177,477
Operating expenses......     (2,120)     (1,331)      (1,018)     (20,402)    (18,480)    (64,751)

                           $  4,037     $ 1,688      $ 1,351    $  33,330    $ 39,273    $112,726

All properties in the Donau/Gruppe Portfolio and Covance are single tenant buildings under triple net leasing arrangements for which the tenant is responsible for the payment of all operating expenses.

The results of operations of the Pauls Portfolio for the year ended December 31, 1997 include the operations for certain properties from the later of January 1, 1997 or date of completion to December 31, 1997. Two properties in the Pauls
Portfolio were not completed until May 1998; therefore, the results of operations of these properties are not included in the periods presented above.

Also, reflects estimated annual depreciation and amortization, based upon estimated useful lives of 30 years on a straight-line basis and estimated general and administrative expenses related to these acquisitions.

Also, reflects the estimated pro forma interest on the mortgage debt assumed and the Bridge Loan in connection with the Recent Acquisitions and the 1997 Acquisitions, and the related pro forma advances under the Acquisition Credit Facility. The estimated interest on the mortgage loans assumed is based upon rates ranging from 6.75% to 9.25% including adjustments to interest expense for premiums recorded on certain mortgages on the date of assumption (See Note 2 to accompanying Pro Forma Condensed Consolidated Balance Sheet as of March 31,
1998). The Bridge Loan bears interest at a rate of LIBOR plus 1.3% (assumed to be 6.99% for the three months ended March 31, 1998 and for the year ended December 31, 1997, the current prevailing rate as of August 11, 1998). The Acquisition Credit Facility bears interest on a sliding scale ranging from LIBOR plus 1.1% to LIBOR plus 1.3% (assumed to be 6.89% for the three months ended March 31, 1998 and for the year ended December 31, 1997, the current prevailing rate as of August 11, 1998). A 1/8% change in LIBOR would cause the interest expense on the outstanding pro forma balances of the Bridge Loan and the Acquisition Credit Facility as of March 31, 1998 to change by $221 on an annualized basis.

3. Reflects the historical operations of the pending acquisition of the Executive Drive Property for the three months ended March 31, 1998 and for the year ended December 31, 1997, respectively.

                                Three Months Ended       Year Ended
                                  March 31, 1998      December 31, 1997

Revenues..................             $268              $ 1,072
Operating expenses........               --                   --
                                       $268              $ 1,072

The Executive Drive property is a single tenant building under a triple net leasing arrangement for which the tenant is responsible for the payment of all operating expenses.

Also, reflects estimated annual depreciation and amortization, based upon estimated useful lives of 30 years on a straight-line basis and estimated general and administrative expenses related to this acquisition.

Also, reflects the estimated interest on advances under the Acquisition Credit Facility which bear interest on a sliding scale ranging from LIBOR plus 1.1% to LIBOR plus 1.3% (assumed to be 6.89% for the three months ended March 31, 1998 and for the year ended December 31, 1997, the current prevailing rate as of August 11, 1998).

4. Reflects the estimated pro forma interest and the related effect on loan fee amortization expense on the repayment of various borrowings made by the Company during periods subsequent to January 1997 including the Company's previous line of credit, a $114,000 interim loan, a $150,000 interim loan, certain mortgage debt, the Bridge Loan, the Unsecured Senior Notes and a portion of the Acquisition Credit Facility for each of the periods presented. Also reflects the pro forma unused facility fees related to the Acquisition Credit Facility for each of the periods presented. These transactions result in net changes to interest expense consisting of the following:

                                            Three Months Ended    Year Ended
                                              March 31, 1998   December 31, 1997
Interest differential...................         $  2,415          $ 16,062
Interest on repayments..................           (3,067)           (6,869)
Amortization of new loan fees...........               62               924
Amortization of old loan fees...........             (308)             (105)
Unused Acquisition Credit Facility fees.               53               213
                                                 $   (845)         $ 10,225

The Notes bear interest at a fixed rate of 7.625% and have a term of seven years, unless previously redeemed.

The amortization of the new loan fees is based upon total estimated fees and costs of approximately $4,358 over the respective terms of the related Acquisition Credit Facility, the Bridge Loan and the Unsecured Senior Notes. The unused Acquisition Credit Facility fees are based upon 0.15% of the pro forma unused Acquisition Credit Facility capacity as of March 31, 1998 of approximately $141,897.

5. Reflects the following adjustments:

                                                                            For the Three
                                                                             Months Ended   For the Year Ended
                                                                            March 31, 1998   December 31, 1997
                       Rental Revenue
                         Elimination of revenues of sold properties.....        $(888)           $(4,438)
                                                                                ======            =======
                       Equity in earnings of
                         Associated Companies
                             Elimination of fees earned by GC and GHG...        $(270)           $  (337)
                                                                                ======            =======
                       Fees, interest and other income
                         Reduction of interest due to collection of
                             Hovpark note receivable at 8% per annum.....       $  --            $   (50)
                         Interest on mortgage note receivable                      81                324
                                                                                ------            -------
                             Net increase in fees, interest and other income    $  81            $   274
                                                                                ======            =======
                       Operating expenses
                         Elimination of expenses of sold properties.....        $(448)           $ (2031)
                         Additional expenses of the E&L Properties......           --                 26
                                                                                ------            -------
                             Net decrease in operating expenses.........        $(448)           $(2,005)
                                                                                ======            =======
                       General and administrative expenses
                         Absorption by the Company of costs previously
                          reimbursed by GC..............................        $  38            $   183
                                                                                ======            =======
                       Depreciation and amortization expense
                         Elimination of expenses of sold properties.....        $(229)           $  (736)
                                                                                ======            =======
                       Interest expense and loan fee amortization expense
                         Reduction due to repayment of mortgage debt from
                         proceeds from sold properties..................        $(137)           $  (600)
                         Reduction for capitalized interest                      (244)              (975)
                                                                                ------            -------
                              Net decrease in interest expense                  $(381)           $(1,575)
                                                                                ======            =======

Excludes the effects of the sale of the Shannon Crossing Center and Country Suites hotels in Tuscon, Ontario and Arlington, which will not occur until late 1998 due to provisions of a secured borrowing preventing an earlier sale.

6. The pro forma taxable income for the Company for the three months ended March 31, 1998 and for the year ended December 31, 1997 is calculated as follows:

                                             For the Three
                                              Months Ended    For the Year Ended
                                             March 31, 1998    December 31, 1997
 Pro forma net income from operations.......      $ 6,612         $  19,824
   Add: GAAP basis depreciation and
         amortization.......................       12,850            48,905
   Less: Tax basis depreciation and
         amortization.......................       (9,452)          (37,812)
   Other book-to-tax differences............         (458)           (3,144)
   Pro forma taxable income.................      $ 9,552         $  27,773

7. Pro forma basic and diluted weighted average common shares outstanding are determined by assuming all common shares, options and convertible units of Operating Partnership interest outstanding at March 31, 1998, or issued subsequent to that date or deemed to be probable of issuance on August 13, 1998, were issued and outstanding on January 1, 1997. The components of pro forma basic and diluted weighted average common shares outstanding are as follows:



Common shares outstanding at March 31, 1998         31,549,756
Common shares issued or to be issued in
    connection with the acquisition of property        135,566
                                                   ------------
Proforma basic weighted average common
    shares outstanding                              31,685,322
Convertible units of Operating Partnership
    Interest outstanding at March 31, 1998           2,369,283
Convertible units of Operating Partnership
    Interest issued or to be issued in
    connection with the acquisition of property      1,898,516
Stock options                                          437,732
                                                   ------------
Proforma diluted weighted average common
    shares outstanding                              36,390,853
                                                   ============

Pro forma basic net income per common share is computed by dividing pro forma basic weighted average common shares outstanding into pro forma net income allocable to common stock. Pro forma diluted net income per common share is computed by dividing pro forma diluted weighted average common shares outstanding into net income before minority interest, but after preferred stock distributions. No preferred stock is assumed to be converted as its effect is anti-dilutive in all periods presented.

                                                                    Exhibit 10.1

                                                                   Loan No. 2593


                              TERM CREDIT AGREEMENT

                                      AMONG

                          GLENBOROUGH PROPERTIES, L.P.,
                        A CALIFORNIA LIMITED PARTNERSHIP,
                                  AS BORROWER,

                                       AND

                     WELLS FARGO BANK, NATIONAL ASSOCIATION
                                       AND
                                 THOSE ASSIGNEES
                        BECOMING PARTIES HERETO PURSUANT
                                TO SECTION 12.19,
                                   AS LENDERS,

                                       AND

                     WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                    AS AGENT


                            Dated as of June 29, 1998

                                LIST OF EXHIBITS

Exhibits:

A        -        Form of Assignment and Assumption
B        -        Form of Loan Notes
C        -        Form of Notice of Borrowing
D        -        Form of Fixed Rate Notice
E        -        Form of Solvency Certificate

                              TERM CREDIT AGREEMENT



     THIS TERM CREDIT AGREEMENT is dated as of June 29, 1998 (as amended, supplemented or modified from time to time, the "Agreement") and is among GLENBOROUGH PROPERTIES, L.P., a California limited partnership ("Borrower"), each of the Lenders, as hereinafter defined, and WELLS FARGO BANK, NATIONAL ASSOCIATION ("Wells Fargo"), in its capacity as agent acting in the manner described in Article XI and as a Lender.


                                    RECITALS


     WHEREAS, Borrower has previously entered into (among other existing credit facilities) a $250,000,000 unsecured revolving credit facility (the "Revolving Credit Agreement") with Wells Fargo and certain other lenders;

     WHEREAS, Borrower has requested that Wells Fargo extend an unsecured short term bridge loan facility, available in one or more advances (but on a non-revolving basis), to Borrower, the proceeds of which will be used in accordance with the provisions of this Agreement, and Wells Fargo is willing to extend the requested facility on the terms and conditions set forth herein;

     NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS


Certain Defined Terms. The following terms used in this Agreement shall have the following meanings (such meanings to be applicable, except to the extent otherwise indicated in a definition of a particular term, both to the singular and the plural forms of the terms defined):

     "Accountants" means Arthur Andersen LLP, any other "big six" accounting firm or another firm of certified public accountants of national standing selected by Borrower and acceptable to Agent.

     "Affiliates" as applied to any Person, means any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as applied to any Person, means (a) the possession, directly or indirectly, of the power to vote ten percent (10%) or more of the securities having voting power for the election of directors of such Person or otherwise to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise, or (b) the ownership of a general partnership interest or a limited partnership interest representing ten percent (10%) or more of the outstanding limited partnership interests of such Person.

     "Agent" means Wells Fargo in its capacity as agent for the Lenders under this Agreement, and shall include any successor Agent appointed pursuant hereto and shall be deemed to refer to Wells Fargo in its individual capacity as a Lender where the context so requires.

     "Assignment and Assumption" means an Assignment and Assumption in the form of Exhibit A hereto (with blanks appropriately filled in) delivered to Agent in connection with each assignment of a Lender's interest under this Agreement pursuant to Section 12.19.

     "Associated   Companies"  means  Glenborough   Corporation,   a  California
corporation, and Glenborough Hotel Group, a Nevada corporation.

     "Base Rate" means, on any day, the higher of (a) the base rate of interest per annum established from time to time by Agent at its principal office in San Francisco, California, and designated as its prime rate as in effect on such day, and (b) one-half of one percent (0.50%) per annum plus the Federal Funds Rate in effect on such day.

     "Base Rate Loans" means those Loans, if any, bearing interest at the Base Rate.

     "Borrower" means Glenborough Properties, L.P., together with, in the case of each representation (unless the context herein otherwise specifically refers solely to Glenborough Properties, L.P.) and covenant in this Agreement, all subsidiaries.

     "Borrowing" means a borrowing under the Facility.

     "Business Day" means (a) with respect to any Borrowing, payment or rate determination of LIBOR Loans, a day, other than a Saturday or Sunday, on which Agent is open for business in San Francisco and on which dealings in Dollars are carried on in the London interbank market, and (b) for all other purposes any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of California, or is a day on which banking institutions located in California are required or authorized by law or other governmental action to close.

     "Closing Date" means June 30, 1998.

     "Commission" means the Securities and Exchange Commission.

     "Commitment" means, with respect to any Lender, such Lender's Pro Rata Share of the Facility, which amount shall not exceed the principal amount set out under such Lender's name under the heading "Loan Commitment" on the signature pages attached to this Agreement or as set forth on an Assignment and Assumption executed by such Lender, as assignee.

     "Contractual Obligation," as applied to any Person, means any provision of any securities issued by that Person or any indenture, mortgage, deed of trust, lease, contract, undertaking, document or instrument to which that Person is a party or by which it or any of its properties is bound, or to which it or any of its properties is subject (including, without limitation, any restrictive covenant affecting such Person or any of its properties).

     "Court Order" means any judgment, writ, injunction, decree, rule or regulation of any court or Governmental Authority binding upon or applicable the Person in question.

     "Defaulting Lender" means any Lender which fails or refuses to perform its obligations under this Agreement within the time period specified for performance of such obligation or, if no time frame is specified, if such failure or refusal continues for a period of five (5) Business Days after notice from Agent.

     "Dollars" and "$" means the lawful money of the United States of America.

     "Eligible Assignee" means (a) (i) (A) a commercial bank organized under the laws of the United States or any state thereof; (B) a savings and loan association or savings bank organized under the laws of the

United States or any state thereof; or (C) a commercial bank organized under the laws of any other country or a political subdivision thereof, provided that (x) such bank is acting through a branch or agency located in the United States, or
(y) such bank is organized under the laws of a country that is a member of the Organization for Economic Cooperation and Development or a political subdivision of such country; that (ii) in each case, is (A) reasonably acceptable to Agent and Borrower, and (B) has total assets in excess of $10,000,000,000 and a rating on its (or its parent's) senior unsecured debt obligations of at least BBB by one of the Rating Agencies (as such term is defined in the Revolving Credit Agreement); or (b) any Lender or Affiliate of any Lender; provided that no Affiliate of Borrower shall be an Eligible Assignee.

     "Event of Default" means any of the occurrences set forth in Article X after the expiration of any applicable grace period expressly provided therein.

     "Facility" means the loan facility of One Hundred Fifty Million Dollars ($150,000,000) described in Section 2.1(a).

     "FDIC" means the Federal Deposit Insurance Corporation or any successor thereto.

     "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal Funds transactions with members of the Federal Reserve System arranged by Federal Funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by Agent from three Federal Funds brokers of recognized standing selected by Agent.

     "Federal Reserve Board" means the Board of Governors of the Federal Reserve System or any governmental authority succeeding to its functions.

     "Financial  Statements"  has the  meaning  given  to such  term in  Section
6.1(b).

     "FIRREA" means the Financial Institutions Recovery, Reform and Enforcement Act of 1989, as amended from time to time.

     "Fixed Rate Notice" means, with respect to a LIBOR Loan pursuant to Section 2.1(b), a notice substantially in the form of Exhibit D.

     "Fixed Rate Price Adjustment" has the meaning given to such term in Section 2.4(h)(iii).

     "Funding Date" means, with respect to any Loan made after the Closing Date, the date of the funding of such Loan.

     "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board, or in such other statements by such other entity as may be in general use by significant segments of the accounting profession, which are applicable to the circumstances as of the date of determination.

     "Governmental Authority" means any nation or government, any federal, state, local, municipal or other political subdivision thereof or any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "Guaranty" means the guaranty of payment and performance executed by the REIT in favor of Agent and the Lenders.

     "Interest Period" means, relative to any LIBOR Loans comprising part of the same Borrowing, the period beginning on (and including) the date on which such LIBOR Loans are made as, or converted into, LIBOR Loans, and ending on (but excluding) the day which numerically corresponds to such date thirty (30) days thereafter, or such other date as Borrower and Agent may agree; provided, however, that:

     (a) if such Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next following Business Day;

     (b) if the Funding Date of such Borrowing falls on any day other than the last day of the Interest Period then applicable to the outstanding Loans, the Interest Period applicable to such Borrowing shall end on the last day of such then-current Interest Period; and

     (c) no  Interest  Period  may end later than the then  applicable  Maturity
Date.

     "Interim Period" means the period commencing on March 31, 1998, and ending on the Closing Date.

     "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended from time to time hereafter, and any successor statute.

     "IRS" means the Internal Revenue Service and any Person succeeding to the functions thereof.

     "Lender Taxes" has the meaning given to such term in Section 2.4(g).

     "Lenders" means Wells Fargo and any other bank, finance company, insurance or other financial institution which is or becomes a party to this Agreement by execution of a counterpart signature page hereto or an Assignment and Assumption, as assignee. At all times that there are no Lenders other than Wells Fargo, the terms "Lender" and "Lenders" means Wells Fargo in its individual capacity. With respect to matters requiring the consent to or approval of all Lenders at any given time, all then existing Defaulting Lenders will be disregarded and excluded, and, for voting purposes only, "all Lenders" shall be deemed to mean "all Lenders other than Defaulting Lenders".

     "Liabilities and Costs" means all claims, judgments, liabilities, obligations, responsibilities, losses, damages (including lost profits), punitive or treble damages, costs, disbursements and expenses (including, without limitation, reasonable attorneys', experts' and consulting fees and costs of investigation and feasibility studies), fines, penalties and monetary sanctions, interest, direct or indirect, known or unknown, absolute or contingent, past, present or future.

     "LIBOR" means, relative to any Interest Period for any LIBOR Loan included in any Borrowing, the per annum rate (reserve adjusted as hereinbelow provided) of interest quoted by Agent, rounded upwards, if necessary, to the nearest one-sixteenth of one percent (0.0625%) at which Dollar deposits in immediately available funds are offered by Agent to leading banks in the Eurodollar interbank market at approximately 9:00 A.M. San Francisco time two (2) Business Days prior to the beginning of such Interest Period, for delivery on the first day of such Interest Period for a period approximately equal to such Interest Period (or, if not available, for a period of 30 days) and in an amount equal or comparable to the LIBOR Loan to which such Interest Period relates. The foregoing rate of interest shall be reserve adjusted by dividing LIBOR by one (1.00) minus the LIBOR Reserve Percentage, with such quotient to be rounded upward to the nearest whole multiple of one-hundredth of one percent (0.01%). All references in this Agreement or other Loan Documents to LIBOR include the aforesaid reserve adjustment.

     "LIBOR Loan" means a Loan bearing interest, at all times during an Interest Period applicable to such Loan, at a fixed rate of interest determined by reference to LIBOR.

     "LIBOR Office" means, relative to any Lender, the office of such Lender designated as such on the counterpart signature pages hereto or such other office of a Lender as designated from time to time by notice from such Lender to Agent, whether or not outside the United States, which shall be making or maintaining LIBOR Loans of such Lender.

     "LIBOR Rate Margin" means 1.30% per annum.

     "LIBOR Reserve Percentage" means, relative to any Interest Period for LIBOR Loans made by any Lender, the reserve percentage (expressed as a decimal) equal to the actual aggregate reserve requirements (including all basic, emergency, supplemental, marginal and other reserves and taking into account any transactional adjustments or other scheduled changes in reserve requirements) announced within Agent as the reserve percentage applicable to Agent as specified under regulations issued from time to time by the Federal Reserve Board. The LIBOR Reserve Percentage shall be based on Regulation D of the Federal Reserve Board or other regulations from time to time in effect concerning reserves for "Eurocurrency Liabilities" from related institutions as though Agent were in a net borrowing position.

     "Loan Account" has the meaning given to such term in Section 2.3.

     "Loan Availability" means, at any time, the lesser of (a) an amount equal to the positive difference, if any, of (i) 57.14286% of the Unencumbered Pool Value, less (ii) Unsecured Liabilities (as such terms are defined in the Revolving Credit Agreement) other than the outstanding principal of the Loans; and (b) the amount of the Facility from time to time.

     "Loan Documents" means this Agreement, the Loan Notes, the Guaranty, and all other agreements, instruments and documents (together with amendments and supplements thereto and replacements thereof) now or hereafter executed by the REIT or Borrower that evidence, guaranty or secure the Obligations.

     "Loan Notes" means the promissory notes evidencing the Loans in the aggregate original principal amount of One Hundred Fifty Million Dollars ($150,000,000) executed by Borrower in favor of Lenders, as they may be amended, supplemented, replaced or modified from time to time. The initial Loan Note, and any replacements thereof, shall be substantially in the form of Exhibit B.

     "Loans" means the loans made pursuant to the Facility; provided that (a) if any such Loan or Loans (or portions thereof) is/are combined or subdivided pursuant to Section 2.1(b)(iii) or by automatic conversion of LIBOR Loan into a Base Rate Loan, the term "Loan" means such combination or each such subdivided portion, as the case may be, and (b) where the context so requires, the term "Loan" means, with respect to a particular Lender, the advance made (or required to be made) by such Lender in the amount of such Lender's Pro Rata Share of a Borrowing under the Facility.

     "Material Adverse Effect" means, with respect to a Person, a material adverse effect upon the condition (financial or otherwise), operations, performance or properties of such Person. The phrase "has a Material Adverse Effect" or "will result in a Material Adverse Effect" or words substantially similar thereto shall in all cases be intended to mean "has resulted, or will or could reasonably be anticipated to result, in a Material Adverse Effect", and the phrase "has no (or does not have a) Material Adverse Effect" or "will not result in a Material Adverse Effect" or words substantially similar thereto shall in all cases be intended to mean "does not or will not or could not reasonably be anticipated to result in a Material Adverse Effect".

     "Maturity Date" has the meaning given to such term in Section 2.1(d).

     "Moody's" means Moody's Investors Service.

     "Non Pro Rata Loan" means a Loan with respect to which fewer than all Lenders have funded their respective Pro Rata Shares of such Loans and the failure of the non-funding Lender or Lenders to fund its or their respective Pro Rata Shares of such Loan constitutes a breach of this Agreement.

     "Notice of Borrowing" means, with respect to a proposed Borrowing pursuant to Section 2.1(b), a notice substantially in the form of Exhibit C.

     "Obligations" means, from time to time, all indebtedness of Borrower owing to Agent, any Lender or any Person entitled to indemnification pursuant to
Section 12.2, or any of their respective successors, transferees or assigns, of every type and description, whether or not evidenced by any note, guaranty or other instrument, arising under or in connection with this Agreement or any other Loan Document, whether or not for the payment of money, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired. The term includes, without limitation, all interest, charges, expenses, fees, reasonable attorneys' fees and disbursements, reasonable fees and disbursements of expert witnesses and other consultants, and any other sum now or hereinafter chargeable to Borrower under or in connection with this Agreement or any other Loan Document.

     "Officer's Certificate" means a certificate signed by a specified officer of a Person certifying as to the matters set forth therein.

     "Permit" means any permit, approval,  authorization,  license,  variance or
permission   required  from  a  Governmental   Authority   under  an  applicable
Requirement of Law.

     "Person" means any natural person, employee, corporation, limited partnership, general partnership, joint stock company, limited liability company, joint venture, association, company, trust, bank, trust company, land trust, business trust or other organization, whether or not a legal entity, or any other non-governmental entity, or any Governmental Authority.

     "Price Adjustment Date" has the meaning given to such term in Section 2.4(h)(iii).

     "Pro Rata Share" means, with respect to any Lender, a fraction (expressed as a percentage), the numerator of which shall be the amount of such Lender's Commitment and the denominator of which shall be the aggregate amount of all of the Lenders' Commitments.

     "Proceedings" means, collectively, all actions, suits and proceedings before, and investigations commenced or threatened by or before, any court or Governmental Authority with respect to a Person.

     "Regulations G, T, U and X" mean such Regulations of the Federal Reserve Board as in effect from time to time.

     "REIT" means Glenborough Realty Trust Incorporated, a Maryland corporation.

     "Requirements of Law" mean, as to any Person, the charter and by-laws, partnership agreement or other organizational or governing documents of such Person, and any law, rule or regulation, Permit, or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject, including without limitation, the Securities Act, the Securities Exchange Act, Regulations G, T, U and X, FIRREA and any certificate of occupancy, zoning ordinance, building, environmental or land use requirement or Permit or occupational safety or health law, rule or regulation.

     "Requisite Lenders" mean, collectively, Lenders whose Pro Rata Shares, in the aggregate, are at least sixty-six and two-thirds percent (66-2/3%), provided that (a) in determining such percentage at any given time, all then existing Defaulting Lenders will be disregarded and excluded and the Pro Rata Shares of Lenders shall be redetermined, for voting purposes only, to exclude the Pro Rata Shares of such Defaulting Lenders, and (b) notwithstanding the foregoing, at all times when two or more Lenders are party to this Agreement, the term "Requisite Lenders" shall in no event mean less than two Lenders.

     "Revolving Credit Agreement" means that certain Credit Agreement, dated as of December 22, 1997, among Borrower and each of the Lenders, as defined therein, and Wells Fargo Bank, National Association as agent and as a Lender, as amended, supplemented or modified from time to time.

     "Secretary's Certificate" has the meaning given to such term in Section 4.1(c).

     "Securities Act" means the Securities Act of 1933, as amended to the date hereof and from time to time hereafter, and any successor statute.

     "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended to the date hereof and from time to time hereafter, and any successor statute.

     "Senior Loans" has the meaning given to such term in Section 11.4(b).

     "March 31, 1998 Financials" has the meaning given to such term in Section 5.1(g).

     "Solvency Certificate" means a certificate in the form of Exhibit E.

     "Solvent" means, as to any Person at the time of determination, that such Person (a) owns property the value of which (both at fair valuation and at present fair salable value) is greater than the amount required to pay all of such Person's liabilities (including contingent liabilities and debts); (b) is able to pay all of its debts as such debts mature; and (c) has capital sufficient to carry on its business and transactions and all business and transactions in which it is about to engage.

     "Taxes" means all federal, state and local net income and gross receipts taxes.

     "Unmatured Event of Default" means an event which, with the giving of notice or the lapse of time, or both, would constitute an Event of Default.

Computation of Time Periods. In this Agreement, in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to and including". Periods of days referred to in this Agreement shall be counted in calendar days unless Business Days are expressly prescribed.


Terms.


Any accounting terms used in this Agreement which are not specifically defined shall have the meanings customarily given them in accordance with GAAP.

Any time the phrase "to the best of Borrower's knowledge" or a phrase similar thereto is used herein, it means: "to the actual knowledge of the then executive or senior officers of Borrower and the REIT, after reasonable inquiry of those agents, employees or contractors of the REIT or Borrower who could reasonably be anticipated to have knowledge with respect to the subject matter or circumstances in question and after review of those documents or instruments which could reasonably be anticipated to be relevant to the subject matter or circumstances in question."

In each case where the consent or approval of Agent, all Lenders and/or Requisite Lenders is required, or their non-obligatory action is requested by Borrower, such consent, approval or action shall be in the sole and absolute discretion of Agent and, as applicable, each Lender, unless otherwise specifically indicated.

Any time the word "or" is used herein, unless the context otherwise clearly requires, it has the inclusive meaning represented by the phrase "and/or". The words "hereof", "herein", "hereby", "hereunder" and similar terms refer to this Agreement as a whole and not to any particular provision of this Agreement. Article, section, subsection, clause, exhibit and schedule references are to this Agreement unless otherwise specified. Any reference in this Agreement to this Agreement or to any other Loan Document includes any and all amendments, modifications, supplements, renewals or restatements thereto or thereof, as applicable.

                                   ARTICLE II

                                      LOANS

Loan Advances and Repayment.

Loan Availability.

     Subject to the terms and conditions set forth in this Agreement, Lenders hereby agree to make Loans to Borrower from time to time during the period from the Closing Date to the Business Day next preceding the Maturity Date, in an aggregate principal amount, for all loans, whenever made, which shall not exceed One Hundred Fifty Million Dollars ($150,000,000) (the "Facility"). All Loans under this Agreement shall be made by Lenders simultaneously and proportionately to their respective Pro Rata Shares, it being understood that no Lender shall be responsible for any failure by any other Lender to perform its obligation to make a Loan hereunder and that the Commitment of any Lender shall not be increased or decreased as a result of the failure by any other Lender to perform its obligation to make a Loan. Loans may be voluntarily prepaid pursuant to Section 2.6(a); however, no portion of the Loans that are prepaid may be reborrowed. The principal balance of the Loans shall be payable in full on the Maturity Date. The Loans will be evidenced by the Loan Notes.


Notice of Borrowing.

     Whenever Borrower desires to borrow under this Section 2.1, but in no event more than four (4) times during the term of the Facility, Borrower shall give Agent, at Wells Fargo Real Estate Group Disbursement Center, 2120 East Park Place, Suite 100, El Segundo, California 90245, with a copy to: Wells Fargo Bank, Real Estate Capital Markets, 555 Montgomery Street, Seventeenth Floor, San Francisco, California 94111, Attention: Lezlie Beam, or such other address(es) as Agent shall designate, an original or facsimile Notice of Borrowing no later than 9:00 A.M. (San Francisco time), not less than three (3) nor more than five (5) Business Days prior to the proposed Funding Date of each Loan. Each Notice of Borrowing shall specify (A) the Funding Date (which shall be a Business Day) in respect of the Loan, (B) the amount of the proposed Loan, provided that the aggregate amount of such proposed Loan shall not be less than One Million Dollars ($1,000,000), (C) that the Loan to be made thereunder will be a LIBOR Loan (or, if LIBOR Loans are not then available by reason of Section 2.4(h), a Base Rate Loan) and (unless LIBOR Loans are not then available) the Interest Period (which, unless Agent otherwise agrees, shall be thirty (30) days or such lesser period as may remain until expiration of any then-outstanding Interest Period or (if applicable) the Maturity Date), (D) to which account of Borrower the funds are to be directed, and (E) the proposed use of such Loan. Any Notice of Borrowing pursuant to this Section 2.1(b) shall be irrevocable.

     Unless LIBOR Loans are not then available by reason of Section 2.4(h), all Loans shall be made as, and (subject to Section 2.4(b)) shall remain, LIBOR Loans, and, upon expiration of the applicable Interest Period, each LIBOR Loan shall be continued as a LIBOR Loan for an Interest Period equal to the shorter of thirty (30) days or the the period remaining until the Maturity Date. The applicable Interest Period for the continuation of any LIBOR Loan shall commence on the day on which the next preceding Interest Period expires.

     Upon receipt of a Notice of Borrowing in proper form requesting LIBOR Loans under subparagraph (i) or (iii) above, Agent shall determine the LIBOR applicable to the Interest Period for such LIBOR Loans, and shall, two (2) Business Days prior to the beginning of such Interest Period, give (by facsimile) a Fixed Rate Notice in respect thereof to Borrower and Lenders; provided, however, that failure to give such notice to Borrower shall not affect the validity of such rate. Each determination by Agent of the LIBOR shall be conclusive and binding upon the parties hereto in the absence of manifest error.

Making of Loans. Subject to Section 11.3 or as otherwise provided herein, Agent shall disburse the proceeds of Loans, on the applicable Funding Date, by wire transfer to such account as may be specified in Borrower's Notice of Borrowing. All Loans made hereunder shall bear interest from the Funding Date thereof.

Term. The outstanding balance of the Loans shall be payable in full on the earliest to occur of (i) December 31, 1998, (ii) the acceleration of the Loans pursuant to Section 10.2(a), (iii) Borrower's written notice to Agent (pursuant to Section 2.6(a)) of Borrower's election to prepay all accrued Obligations and terminate all Commitments, or (iv) the occurrence of the "Maturity Date" under, and as defined in, the Revolving Credit Agreement (said earliest date referred to herein as the "Maturity Date").

Authorization to Obtain Loans. Borrower shall provide Agent with documentation satisfactory to Agent indicating the names of those employees of Borrower authorized by Borrower to sign Notices of Borrowing, and Agent and Lenders shall be entitled to rely on such documentation until notified in writing by Borrower of any change(s) of the persons so authorized. Agent shall be entitled to act on the instructions of anyone identifying himself or herself as one of the Persons authorized to execute a Notice of Borrowing, and Borrower shall be bound thereby in the same manner as if such Person were actually so authorized. Borrower agrees to indemnify, defend and hold Lenders and Agent harmless from and against any and all Liabilities and Costs which may arise or be created by the acceptance of instructions in any Notice of Borrowing, unless caused by the gross negligence or willful misconduct of the Person to be indemnified.

Lenders' Accounting. Agent shall maintain a loan account (the "Loan Account") on its books in which shall be recorded (a) the names and addresses and the Commitments of Lenders, and principal amount of Loans owing to each Lender from time to time, and (b) all advances and repayments of principal and payments of accrued interest under the Loans as provided in this Agreement. All entries in the Loan Account shall be made in accordance with Agent's customary accounting practices as in effect from time to time. Monthly or at such other interval as is customary with Agent's practice, Agent will render a statement of the Loan Account to Borrower and will deliver a copy thereof to each Lender. Each such statement shall be deemed final, binding and conclusive upon Borrower in all respects as to all matters reflected therein (absent manifest error), unless Borrower, within thirty (30) days after the date such statement is mailed or otherwise delivered to Borrower, delivers to Agent written notice of any objections which Borrower may have to any such statement, or within ten (10) days after discovery by Borrower of an error with respect to which Borrower had no knowledge and which could not have been determined after reasonable inquiry during said 30-day period. In that event, only those items expressly objected to in such notice shall be deemed to be disputed by Borrower. In the event that any such objection cannot be settled by Agent and Borrower within thirty (30) days after Agent receives notice thereof from Borrower, Agent shall notify all Lenders of such objection. Notwithstanding the foregoing, Agent's entries in the Loan Account evidencing Loans and other financial accommodations made from time to time shall be final, binding and conclusive upon Borrower (absent manifest error) as to the existence and amount of the Obligations recorded in the Loan Account.

Interest on the Loans.

Base Rate Loans. Subject to Section 2.4(d), all Base Rate Loans shall bear interest on the daily unpaid principal amount thereof from the date made until paid in full at a fluctuating rate per annum equal to the Base Rate.

LIBOR Loans. Subject to Sections 2.4(d) and 2.4(h), all LIBOR Loans shall bear interest on the unpaid principal amount thereof during the Interest Period applicable thereto at a rate per annum equal to the sum of LIBOR for such Interest Period plus the LIBOR Rate Margin. LIBOR Loans shall be in tranches of at least One Million Dollars ($1,000,000). No more than four (4) LIBOR Loan tranches shall be outstanding at any one time. Notwithstanding anything to the contrary contained herein and subject to the Default Interest provisions contained in Section 2.4(d), if an Event of Default occurs and as a result thereof the Commitments are terminated, all LIBOR Loans will convert to Base Rate Loans upon the expiration of the applicable Interest Periods therefor or the date all Loans become due, whichever occurs first.

Interest Payments. Subject to Section 2.4(d), interest accrued on all Loans shall be payable by Borrower, in the manner provided in Section 2.6(b), in arrears on the first Business Day of the first calendar month following the Closing Date, on the first Business Day of each succeeding calendar month thereafter, and on the Maturity Date.

Default Interest. Notwithstanding the rates of interest specified in Sections 2.4(a) and 2.4(b) and the payment dates specified in Section 2.4(c), effective immediately upon the occurrence and during the continuance of any Event of Default, the principal balance of all Loans then outstanding and, to the extent permitted by applicable law, any interest payments on the Loans not paid when due, shall bear interest payable upon demand at a rate which is five percent (5%) per annum in excess of the rate(s) of interest otherwise payable from time to time under this Agreement. All other amounts due Agent or Lenders (whether directly or for reimbursement) under this Agreement or any of the other Loan Documents if not paid when due, or if no time period is expressed, if not paid within ten (10) days after demand, shall bear interest from and after demand at the rate set forth in this Section 2.4(d).

Late Fee. Borrower acknowledges that late payment to Agent will cause Agent and Lenders to incur costs not contemplated by this Agreement. Such costs include, without limitation, processing and accounting charges. Therefore, if Borrower fails timely to pay any sum due and payable hereunder through the Maturity Date (other than payment of the entire outstanding balance of the Loans on the Maturity Date), unless waived by Agent or Requisite Lenders pursuant to Section 11.11(a), a late charge of four cents ($.04) for each dollar of any such principal payment, interest or other charge due hereon and which is not paid within fifteen (15) days after such payment is due, shall be charged by Agent (for the benefit of Lenders) and paid by Borrower for the purpose of defraying the expense incident to handling such delinquent payment. Borrower and Agent agree that this late charge represents a reasonable sum considering all of the circumstances existing on the date hereof and represents a fair and reasonable estimate of the costs that Agent and Lenders will incur by reason of late payment. Borrower and Agent further agree that proof of actual damages would be costly and inconvenient. Acceptance of any late charge shall not constitute a waiver of the default with respect to the overdue installment, and shall not prevent Agent from exercising any of the other rights available hereunder or any other Loan Document. Such late charge shall be paid without prejudice to any other rights of Agent.

Computation of Interest. Interest shall be computed on the basis of the actual number of days elapsed in the period during which interest or fees accrue and a year of three hundred sixty (360) days. In computing interest on any Loan, the date of the making of the Loan shall be included and the date of payment shall be excluded; provided, however, that if a Loan is repaid on the same day on which it is made, one (1) day's interest shall be paid on that Loan. Notwithstanding any provision in this Section 2.4, interest in respect of any Loan shall not exceed the maximum rate permitted by applicable law.

Changes; Legal Restrictions. In the event that after the Closing Date (i) the adoption of or any change in any law, treaty, rule, regulation, guideline or determination of a court or Governmental Authority or any change in the interpretation or application thereof by a court or Governmental Authority, or
(ii) compliance by Agent or any Lender with any request or directive made or issued after the Closing Date (whether or not having the force of law and whether or not the failure to comply therewith would be unlawful) from any central bank or other Governmental Authority or quasi-governmental authority:


     subjects Agent or any Lender to any tax, duty or other charge of any kind with respect to the Facility, this Agreement or any of the other Loan Documents, or the Loans or changes the basis of taxation of payments to Agent or such Lender of principal, fees, interest or any other amount payable hereunder, except for net income, gross receipts, gross profits or franchise taxes imposed by any jurisdiction and not specifically based upon loan transactions (all such non-excepted taxes, duties and other charges being hereinafter referred to as "Lender Taxes");

     imposes, modifies or holds applicable, in the determination of Agent or any Lender, any reserve, special deposit, compulsory loan, FDIC insurance, capital allocation or similar requirement against assets held by, or deposits or other liabilities in or for the account of, advances or loans by, or other credit extended by, or any other acquisition of funds by, Agent or such Lender or any applicable lending office (except to the extent that the reserve and FDIC insurance requirements are reflected in the "Base Rate" or in determining LIBOR); or


     imposes on Agent or any Lender any other condition materially more burdensome in nature, extent or consequence than those in existence as of the Closing Date,

     and the result of any of the foregoing is to increase the cost to Agent or any Lender of making, renewing, maintaining or participating in the Loans or to reduce any amount receivable thereunder; then, in any such case, Borrower shall promptly pay to Agent or such Lender, as applicable, upon demand, such amount or amounts (based upon a reasonable allocation thereof by Agent or such Lender to the financing transactions contemplated by this Agreement and affected by this
Section 2.4(g)) as may be necessary to compensate Agent or such Lender for any such additional cost incurred or reduced amounts received; provided, however, that (i) neither Agent nor any Lender may claim under this Section 2.4(g) any such additional amount attributable to any period preceding the date that is ninety (90) days prior to the date of its demand, (ii) before making any such demand, Agent, and each Lender, agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different lending office as its lending office for purposes of the Loans and its Commitment, if (1) the making of such a designation would avoid the need for, or reduce the amount of, such demand and (2) would not, in the reasonable judgment of Agent or such Lender, as the case may be, be otherwise disadvantageous to it, and (iii) if the payment of such compensation may not be legally made (whether by modification of the applicable interest rate or otherwise), then Lenders shall have no further obligation to make Loans that cause Agent or any Lender to incur such increased cost, and all affected Loans shall become immediately due and payable by Borrower. Agent or such Lender shall deliver to Borrower and in the case of a delivery by Lender, such Lender shall also deliver to Agent, a written statement of the claimed additional costs incurred or reduced amounts received and the basis therefor as soon as reasonably practicable after such Lender obtains knowledge thereof. If Agent or any Lender subsequently recovers any amount of Lender Taxes previously paid by Borrower pursuant to this Section 2.4(g), whether before or after termination of this Agreement, then, upon receipt of good funds with respect to such recovery, Agent or such Lender will refund such amount to Borrower if no Event of Default or Unmatured Event of Default then exists or, if an Event of Default or Unmatured Event of Default then exists, such amount will be credited to the Obligations in the manner determined by Agent or such Lender.

Certain Provisions Regarding LIBOR Loans.

     LIBOR Lending Unlawful. If any Lender shall determine (which determination shall, upon notice thereof to Borrower and Agent, be conclusive and binding on the parties hereto) that the introduction of or any change in or in the interpretation of any law makes it unlawful, or any central bank or other Governmental Authority asserts that it is unlawful, for such Lender to make or maintain any Loan as a LIBOR Loan, (A) the obligations of such Lenders to make or maintain any Loans as LIBOR Loans shall, upon such determination, forthwith be suspended until such Lender shall notify Agent that the circumstances causing such suspension no longer exist, and (B) if required by such law or assertion, the LIBOR Loans of such Lender shall automatically convert into Base Rate Loans.


     Deposits Unavailable. If Agent shall have determined in good faith that adequate means do not exist for ascertaining the interest rate applicable hereunder to LIBOR Loans, then, upon notice from Agent to Borrower, the obligations of all Lenders to make or maintain Loans as LIBOR Loans shall forthwith be suspended until Agent shall notify Borrower that the circumstances causing such suspension no longer exist. Agent will give such notice when it determines, in good faith, that such circumstances no longer exist; provided, however, that Agent shall not have any liability to any Person with respect to any delay in giving such notice.


     Fixed Rate Price Adjustment. Borrower acknowledges that prepayment or acceleration of a LIBOR Loan during an Interest Period will result in Lenders incurring additional costs, expenses and/or liabilities and that it is extremely difficult and impractical to ascertain the extent of such costs, expenses and/or liabilities. (For all purposes of this subparagraph
     (iii), any Loan not being made as a LIBOR Loan in accordance with the Notice of Borrowing therefor, as a result of Borrower's cancellation thereof or failure to satisfy the conditions precedent thereto, shall be treated as if such LIBOR Loan had been prepaid.) Therefore, on the date a LIBOR Loan is prepaid or the date all sums payable hereunder become due and payable, by acceleration or otherwise ("Price Adjustment Date"), Borrower will pay to Agent, for the account of each Lender, (in addition to all other sums then owing), an amount ("Fixed Rate Price Adjustment") equal to the then present value of (A) the amount of interest that would have accrued on the LIBOR Loan for the remainder of the Interest Period at the rate applicable to such LIBOR Loan, less (B) the amount of interest that would accrue on the same LIBOR Loan for the same period if LIBOR were set on the Price Adjustment Date. The present value shall be calculated by using as a discount rate LIBOR quoted on the Price Adjustment Date. Upon the written notice to Borrower from Agent, Borrower shall immediately pay to Agent, for the account of Lenders, the Fixed Rate Price Adjustment as calculated by Agent. Such written notice (which shall include calculations in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on the parties hereto.


     Borrower understands, agrees and acknowledges the following: (A) no Lender has any obligation to purchase, sell and/or match funds in connection with the use of LIBOR as a basis for calculating the rate of interest on a LIBOR Loan or a Fixed Rate Price Adjustment; (B) LIBOR is used merely as a reference in determining such rate and/or Fixed Rate Price Adjustment; and
     (C) Borrower has accepted LIBOR as a reasonable and fair basis for calculating such rate and a Fixed Rate Price Adjustment. Borrower further agrees to pay the Fixed Rate Price Adjustment and Lender Taxes, if any, whether or not a Lender elects to purchase, sell and/or match funds.

Withholding Tax Exemption. At least five (5) Business Days prior to the first day on which interest or fees are payable hereunder for the account of any Lender, each Lender that is not incorporated under the laws of the United States of America, or a state thereof, agrees that it will deliver to Agent and Borrower two (2) duly completed copies of United States Internal Revenue Service Form 1001 or Form 4224, certifying in either case that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes. Each Lender which so delivers a Form 1001 or Form 4224 further undertakes to deliver to Agent and Borrower two (2) additional copies of such form (or any applicable successor form) on or before the date that such form expires (currently, three (3) successive calendar years for Form 1001 and one (1) calendar year for Form 4224) or becomes obsolete or after the occurrence of any event requiring a change in the most recent forms so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by Agent or Borrower, in each case certifying that such Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes, unless an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender advises Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income taxes. If any Lender cannot deliver such form, then Borrower may withhold from such payments such amounts as are required by the Internal Revenue Code.


Payment of Fees. The fees described in Section 4.1(j) represent compensation for services rendered and to be rendered separate and apart from the lending of money or the provision of credit and do not constitute compensation for the use, detention or forbearance of money, and the obligation of Borrower to pay the fees described herein shall be in addition to, and not in lieu of, the obligation of Borrower to pay interest, other fees and expenses otherwise described in this Agreement. All fees shall be payable when due in immediately available funds and shall be non-refundable when paid. If Borrower fails to make any payment of fees or expenses specified or referred to in this Agreement due to Agent or Lenders, including without limitation those referred to in this
Section 2.5, in Section 12.1, or otherwise under this Agreement or any separate fee agreement between Borrower and Agent or any Lender relating to this Agreement, when due, the amount due shall bear interest until paid at the Base Rate and, after ten (10) days, at the rate specified in Section 2.4(d) (but not to exceed the maximum rate permitted by applicable law), and shall constitute part of the Obligations.


Payments.

Voluntary Prepayments. Borrower may, upon not less than three (3) Business Days prior written notice to Agent not later than 11:00 a.m. (San Francisco time) on the date given, at any time and from time to time, prepay any Loans in whole or in part. Any notice of prepayment given to Agent under this Section 2.6(a) shall specify the date of prepayment and the aggregate principal amount of the prepayment. In the event of a prepayment of LIBOR Loans, Borrower shall concurrently pay any Fixed Rate Price Adjustment payable in respect thereof. Agent shall provide to each Lender a confirming copy of such notice on the same Business Day such notice is received. No amount so prepaid may be reborrowed.


Manner and Time of Payment. All payments of principal, interest and fees hereunder payable to Agent or the Lenders shall be made without condition or reservation of right and free of set-off or counterclaim, in Dollars and by wire transfer (pursuant to Agent's written wire transfer instructions) of immediately available funds, to Agent, for the account of each Lender, not later than 11:00 A.M. (San Francisco time) on the date due; and funds received by Agent after that time and date shall be deemed to have been paid on the next succeeding Business Day.


Payments on Non-Business Days. Whenever any payment to be made by Borrower hereunder shall be stated to be due on a day which is not a Business Day, payments shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest hereunder.

Increased Capital. If either (a) the introduction of or any change in or in the interpretation of any law or regulation or (b) compliance by Agent or any Lender with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law and whether or not the failure to comply therewith would be unlawful) made or issued after the Closing Date affects or would affect the amount of capital required or expected to be maintained by Agent or such Lender or any corporation controlling Agent or such Lender, and Agent or such Lender determines that the amount of such capital is increased by or based upon the existence of Agent's obligations hereunder or such Lender's Commitment, then, upon demand by Agent or such Lender, Borrower shall immediately pay to Agent or such Lender, from time to time as specified by Agent or such Lender, additional amounts sufficient to compensate Agent or such Lender in the light of such circumstances, to the extent that Agent or such Lender determines such increase in capital to be allocable to the existence of Agent's obligations hereunder or such Lender's Commitment; provided, however, that (i) neither Agent nor any Lender may claim under this Section 2.7 any such additional amount attributable to any period preceding the date that is ninety
(90) days prior to the date of its demand, and (ii) before making any such demand, Agent, and each Lender, agrees to use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different lending office as its lending office for purposes of the Loans and its Commitment, if (1) the making of such a designation would avoid the need for, or reduce the amount of, such demand and (2) would not, in the reasonable judgment of Agent or such Lender, as the case may be, be otherwise disadvantageous to it. A certificate as to such amounts submitted to Borrower by Agent or such Lender shall, in the absence of manifest error, be conclusive and binding for all purposes.


Notice of Increased Costs. Each Lender agrees that, as promptly as reasonably practicable after it becomes aware of the occurrence of an event or the existence of a condition which would cause it to be affected by any of the events or conditions described in Section 2.4(g) or (h) or Section 2.7, it will notify Borrower, and provide a copy of such notice to Agent, of such event and the possible effects thereof, provided that the failure to provide such notice shall not affect Lender's rights to reimbursement provided for herein.

                                   ARTICLE III

                              INTENTIONALLY OMITTED


                                   ARTICLE IV

                               CONDITIONS TO LOANS


Conditions to Initial Disbursement of Loans. The obligation of Lenders to make the initial disbursement of the Loans shall be subject to satisfaction of each of the following conditions precedent on or before the Closing Date:


Borrower Documents; Evidence of Loan Availability. Borrower shall have executed and/or delivered (or caused to be delivered) to Agent each of the following, in form and substance acceptable to Agent and each other Lender:


     this Agreement;

     the Loan Notes;


     Partnership Borrowing Certificate in substantially the Agent's standard form;


     A certificate of Borrower's chief financial officer to the effect that: (i) Borrower's execution and delivery of this Agreement, and its incurrence of its obligations hereunder and under the other Loan Documents, will not breach, or cause the existence of any default under, (A) the documentation governing any outstanding indebtedness of Borrower having an outstanding principal balance in excess of $10,000,000, or (B) Borrower's (or the REIT's) charter documents (and further certifying that, were Borrower to draw down the entire $150,000,000 available under this Agreement on the Closing Date, Borrower would nevertheless remain in compliance with any limitations on its incurrence of indebtedness imposed by any such documentation or charter document); (ii) as of the Closing Date, all representations and warranties of Borrower set forth in this Agreement are true and correct in all material respects as if made on and as of the Closing Date; and (iii) as of the Closing Date, no Event of Default or Unmatured Event of Default, has occurred and is continuing; and


     a Funds Transfer Agreement (on the Agent's standard form)


REIT Documents. The REIT shall have executed and/or delivered (or caused to be delivered) to Agent each of the following, in form and substance acceptable to Agent and each other Lender:


     the Guaranty;


     Corporate resolutions of the REIT, as certified by the Secretary of the REIT (re: authorization to engage in partnership activity, including borrowing, and authorization to execute guaranty); and


     Incumbency   Certificate  as  to  the  signatures  and  incumbency  of  the individuals signing Loan Documents on behalf of either Borrower or the REIT.


Unencumbered Pool Certificate; Compliance Certificate. Borrower shall have delivered to Agent an Unencumbered Pool Certificate evidencing sufficient Loan Availability to support the Loans being requested and a Compliance Certificate (as such terms are defined herein or in the Revolving Credit Agreement).


Notice of Borrowing. Borrower shall have delivered to Agent a Notice of Borrowing and, if applicable, Agent shall have delivered to Borrower a Fixed Rate Notice, in each case in compliance with Section 2.1(b).


Performance. Borrower and the REIT shall have performed in all material respects all agreements and covenants required by Agent to be performed by them on or before the Closing Date.


Solvency. Each of the REIT and Borrower shall be Solvent and shall have delivered to Agent a Solvency Certificate to that effect.


Material Adverse Changes. No change, as determined by Agent and Lenders, shall have occurred, during the Interim Period, which has a Material Adverse Effect on Borrower or the REIT.

Litigation Proceedings. There shall not have been instituted or threatened, during the Interim Period, any litigation or proceeding in any court or Governmental Authority affecting or threatening to affect Borrower or the REIT which has a Material Adverse Effect, thereon as reasonably determined by Agent.


No Event of Default; Satisfaction of Financial Covenants. On the Closing Date and after giving effect to the initial disbursements of the Loans, no Event of Default or Unmatured Event of Default shall exist and all of the covenants contained in Sections 8.4 and 8.5 and Article IX of the Revolving Credit Agreement shall be satisfied.


Fees. Agent shall have received an arrangement fee in the amount separately agreed to between Agent and Borrower, and all expenses of Agent incurred prior to such Closing Date shall have been paid by Borrower.


Opinion of Counsel. Agent shall have received, on behalf of Agent and Lenders, favorable opinions of counsel (which may, as to certain matters, be rendered by in-house counsel) for Borrower and the REIT dated as of the Closing Date, in form and substance satisfactory to Agent, Lenders and their respective counsel.


Consents and Approvals. All material licenses, permits, consents, regulatory approvals and corporate action necessary to enter into the financing transactions contemplated by this Agreement shall have been obtained by Borrower and the REIT.


Due Diligence. Agent and Lenders shall have completed such due diligence investigations as Agent or any Lender deems necessary, and such review and investigations shall provide Agent with results and information which, in Agent's determination, are satisfactory to permit Agent to enter into this Agreement and fund the Loans.


Representations and Warranties. All representations and warranties contained in this Agreement and the other Loan Documents shall be true and correct in all material respects.


REIT Financial Statements. Agent shall have received audited REIT Financial Statements, dated December 31, 1996 and unaudited REIT Financial Statements, dated March 31, 1998 (together with the financial statements of each of the Associated Companies).


Conditions Precedent to All Loans. The obligation of each Lender to make any Loan requested to be made by it, on any date, is subject to satisfaction of the following conditions precedent as of such date:


Documents. With respect to each request for a Loan, Agent shall have received, on or before the Funding Date and in accordance with the provisions of Section 2.1(b), an original and duly executed Notice of Borrowing, and, if not previously delivered with respect to the account to which the proceeds of such Loan are to be wire transferred, a certificate, in the form required under the Funds Transfer Agreement referred to above, with respect to such account.


Additional Matters. As of the Funding Date for any Loan and after giving effect to the Loans being requested:


     Representations and Warranties. All of the representations and warranties contained in this Agreement and in any other Loan Document (other than representations and warranties which expressly speak only as of a different date and other than for changes permitted or contemplated by this Agreement) shall be true and correct in all material respects on and as of such Funding Date, as though made on and as of such date;

     No Default. No Event of Default or Unmatured Event of Default shall have occurred and be continuing or would result from the making of the requested Loan; and


     No Material Adverse Change. No change shall have occurred which shall have a Material Adverse Effect on Borrower or the REIT, as determined by Agent.

     Each submission by Borrower to Agent of a Notice of Borrowing with respect to a Loan and the acceptance by Borrower of the proceeds of each such Loan made hereunder shall constitute a representation and warranty by Borrower as of the Funding Date in respect of such Loan that all the conditions contained in this
Section 4.2(b) have been satisfied.

                                    ARTICLE V

                         REPRESENTATIONS AND WARRANTIES


Representations and Warranties as to Borrower, Etc.. In order to induce Lenders to make the Loans, Borrower hereby represents and warrants to Lenders as follows:


Organization; Partnership Powers. Borrower (i) is a limited partnership duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, (ii) is duly qualified to do business as a foreign limited partnership and in good standing under the laws of each jurisdiction in which it owns or leases other real property or in which the nature of its business requires it to be so qualified, except for such other jurisdictions where failure to so qualify and be in good standing would not have a Material Adverse Effect on Borrower, and (iii) has all requisite partnership power and authority to own and operate its property and assets and to conduct its business as presently conducted and as proposed to be conducted in connection with and following the consummation of the Loans contemplated by the Loan Documents. Borrower has previously delivered to Agent true and correct copies of the partnership agreement of Borrower and of the Articles of Incorporation and Bylaws of the REIT, in each case, as currently in full force and effect.


Authority. Borrower has the requisite partnership power and authority to execute, deliver and perform each of the Loan Documents to which it is or will be a party. The execution, delivery and performance thereof, and the consummation of the transactions contemplated thereby, have been duly approved by the general partner of Borrower, and no other partnership proceedings or authorizations on the part of Borrower or its general or limited partners are necessary to consummate such transactions. Each of the Loan Documents to which Borrower is a party has been duly executed and delivered by Borrower and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency and other laws affecting creditors' rights generally.


Ownership of Borrower and the Associated Companies. Schedule 5.1(c) to the Revolving Credit Agreement sets forth the owners of Borrower and the Associated Companies and the owners' respective ownership percentages therein, as of the date hereof, and there are no other ownership interests outstanding. Except as set forth or referred to in the partnership agreement, articles of incorporation or bylaws, as applicable, of Borrower and the Associated Companies, no ownership interest (or any securities, instruments, warrants, option or purchase rights, conversion or exchange rights, calls, commitments or claims of any character convertible into or exercisable for any ownership interest) of any such Person is subject to issuance under any security, instrument, warrant, option or purchase rights, conversion or exchange rights, call, commitment or claim of any right, title or interest therein or thereto. All of the ownership interests in Borrower and the Associated Companies have been issued in compliance with all applicable Requirements of Law.


No Conflict. The execution, delivery and performance by Borrower of the Loan Documents to which it is or will be a party, and each of the transactions contemplated thereby, do not and will not (i) conflict with or violate Borrower's limited partnership agreement or certificate of limited partnership or other organizational documents, as the case may be, or (ii) conflict with, result in a breach of or constitute (with or without notice or lapse of time or both) a default under any Requirement of Law, Contractual Obligation or Court Order of or binding upon Borrower, or (iii) require termination of any Contractual Obligation, or (iv) result in or require the creation or imposition of any lien or security interest whatsoever upon any of the properties or assets of Borrower (other than liens or security interests in favor of Agent arising pursuant to the Loan Documents).

Consents and Authorizations. Borrower has obtained all consents and authorizations required pursuant to its Contractual Obligations with any other Person, and shall have obtained all consents and authorizations of, and effected all notices to and filings with, any Governmental Authority, as may be necessary to allow Borrower to lawfully execute, deliver and perform its obligations under the Loan Documents to which Borrower is a party.


Governmental Regulation. Neither Borrower nor the REIT is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, the Investment Company Act of 1940 or any other federal or state statute or regulation such that its ability to incur indebtedness is limited or its ability to consummate the transactions contemplated by the Loan Documents is materially impaired.


Prior Financials. The March 31, 1998, Consolidated Balance Sheet, Statement of Operations and Statement of Cash Flows of the REIT contained in the REIT's Form 10Q (the "March 31, 1998 Financials") delivered to Agent prior to the date hereof were prepared in accordance with GAAP and fairly present the assets, liabilities and financial condition of the REIT on a consolidated basis, at such date and the results of its operations and its cash flows, on a consolidated basis, for the period then ended.


Financial Statements; Projections and Forecasts. Each of the Financial Statements to be delivered to Agent pursuant to Section 6.1 (i) has been, or will be, as applicable, prepared in accordance with the books and records of the REIT on a consolidated basis, and (ii) either fairly present, or will fairly present, as applicable, the financial condition of the REIT on a consolidated basis, at the dates thereof (and, if applicable, subject to normal year-end adjustments) and the results of its operations and cash flows, on a consolidated basis, for the period then ended. Each of the projections delivered to Agent prior to the date hereof and the financial plans and projections to be delivered to Agent pursuant to Section 6.1, (1) has been, or will be, as applicable, prepared by the REIT in light of the past business and performance of the REIT on a consolidated basis and (2) represent, or will represent, as of the date thereof, the reasonable good faith estimates of the REIT's financial personnel.


Litigation; Adverse Effects.


     There is no action, suit, proceeding, governmental investigation or arbitration, at law or in equity, or before or by any Governmental Authority, pending or, to the best of Borrower's knowledge, threatened against Borrower or any property of Borrower, which if adversely determined would (A) result in a Material Adverse Effect on Borrower, (B) materially and adversely affect the ability of any party to any of the Loan Documents to perform its obligations thereunder, or (C) materially and adversely affect the ability of Borrower to perform its obligations contemplated in the Loan Documents.


     Borrower is not (A) in violation of any applicable law, which violation has a Material Adverse Effect on Borrower or (B) subject to or in default with respect to any Court Order which has a Material Adverse Effect on Borrower. There are no material Proceedings pending or, to the best of Borrower's knowledge, threatened against Borrower which, if adversely decided, would have a Material Adverse Effect on Borrower.


No Material Adverse Change. Since March 31, 1998, there has occurred no event which has a Material Adverse Effect on Borrower, and no material adverse change in Borrower's ability to perform its obligations under the Loan Documents to which it is a party or the transactions contemplated thereby.

Payment of Taxes. All tax returns and reports to be filed by Borrower have been timely filed, and all taxes, assessments, fees and other governmental charges shown on such returns or otherwise payable by Borrower have been paid when due and payable (other than real property taxes, which may be paid prior to delinquency so long as no penalty or interest shall attach thereto), except such taxes, if any, as are reserved against in accordance with GAAP and are being contested in good faith by appropriate proceedings or such taxes, the failure to make payment of which when due and payable will not have, in the aggregate, a Material Adverse Effect on Borrower. Borrower has no knowledge of any proposed tax assessment against Borrower that will have a Material Adverse Effect on Borrower, which is not being actively contested in good faith by Borrower.

Material Adverse Agreements. Borrower is not a party to or subject to any Contractual Obligation or other restriction contained in its limited partnership agreement, certificate of limited partnership or similar governing documents which has a Material Adverse Effect on Borrower.


Performance. Borrower is not in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any Contractual Obligation applicable to it, and no condition exists which, with the giving of notice or the lapse of time or both, would constitute a default under such Contractual Obligation in each case, except where the consequences, direct or indirect, of such default or defaults, if any, will not have a Material Adverse Effect on Borrower.


Federal Reserve Regulations. No part of the proceeds of the Loan hereunder will be used to purchase or carry any "margin security" as defined in Regulation G or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might constitute this transaction a "purpose credit" within the meaning of said Regulation G. Neither Borrower nor the REIT is engaged primarily in the business of extending credit for the purpose of purchasing or carrying out any "margin stock" as defined in Regulation U. No part of the proceeds of the Loan hereunder will be used for any purpose that violates, or which is inconsistent with, the provisions of Regulation X or any other regulation of the Federal Reserve Board.


Disclosure. The representations and warranties of Borrower contained in the Loan Documents and all certificates, financial statements and other documents delivered to Agent in connection therewith, do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading. Borrower has given to Agent true, correct and complete copies of all organizational documents, Financial Statements and all other documents and instruments referred to in the Loan Documents as having been delivered to Agent. Borrower has not intentionally withheld any material fact from Agent in regard to any matter raised in the Loan Documents. Notwithstanding the foregoing, with respect to projections of Borrower's future performance such representations and warranties are made in good faith and to the best judgment of Borrower.


Requirements of Law. Each of Borrower and the REIT is in compliance with all Requirements of Law (including without limitation the Securities Act and the Securities Exchange Act, and the applicable rules and regulations thereunder, state securities law and "Blue Sky" laws) applicable to it and its respective businesses, in each case, where the failure to so comply will have a Material Adverse Effect on Borrower or the REIT. The REIT has made all filings with and obtained all consents of the Commission required under the Securities Act and the Securities Exchange Act in connection with the execution, delivery and performance by the REIT of the Loan Documents.


Solvency.   Borrower  is  and  will  be  Solvent  after  giving  effect  to  the disbursements of the Loans and the payment and accrual of all fees then payable.


Use of Proceeds. Borrower's use of the proceeds of the Loans is limited to funding the purchase price of real property assets acquired by Borrower.

Representations and Warranties as to the REIT. In order to induce Lenders to make the Loans, Borrower hereby represents and warrants to Lenders as follows:


Organization; Corporate Powers. The REIT (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland,
(ii) is duly qualified to do business as a foreign corporation and in good standing under the laws of each jurisdiction in which it owns or leases real property or in which the nature of its business requires it to be so qualified, except for those jurisdictions where failure to so qualify and be in good standing will not have a Material Adverse Effect on the REIT, and (iii) has all requisite corporate power and authority to own, operate and encumber its property and assets and to conduct its business as presently conducted and as proposed to be conducted in connection with and following the consummation of the transactions contemplated by the Loan Documents.


Authority. The REIT has the requisite corporate power and authority to execute, deliver and perform each of the Loan Documents to which it is or will be a party. The execution, delivery and performance thereof, and the consummation of the transactions contemplated thereby, have been duly approved by the Board of Directors of the REIT, and no other corporate proceedings on the part of the REIT are necessary to consummate such transactions. Each of the Loan Documents to which the REIT is a party has been duly executed and delivered by Borrower and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency and other laws affecting creditors' rights generally.


No Conflict. The execution, delivery and performance by the REIT of the Loan Documents to which it is party, and each of the transactions contemplated thereby, do not and will not (i) conflict with or violate its articles of incorporation, by-laws or other organizational documents, (ii) conflict with, result in a breach of or constitute (with or without notice or lapse of time or both) a default under any Requirement of Law, Contractual Obligation or Court Order of the REIT, (iii) require termination of any Contractual Obligation, (iv) result in or require the creation or imposition of any lien or security agreement whatsoever upon any of the properties or assets of the REIT (other than liens or security agreements in favor of Agent arising pursuant to the Loan Documents), or (v) require any approval of the stockholders of the REIT.


Consents and Authorizations. The REIT has obtained all consents and authorizations required pursuant to its Contractual Obligations with any other Person, and shall have obtained all consents and authorizations of, and effected all notices to and filings with, any Governmental Authority, as may be necessary to allow the REIT to lawfully execute, deliver and perform its obligations under the Loan Documents to which the REIT is a party.


Capitalization. All of the capital stock of the REIT has been issued in compliance with all applicable Requirements of Law.


Litigation; Adverse Effects.


     There is no action, suit, proceeding, governmental investigation or arbitration, at law or in equity, or before or by any Governmental Authority, pending or, to best of Borrower's knowledge, threatened against the REIT or any property of the REIT, which will (A) result in a Material Adverse Effect on the REIT, (B) materially and adversely affect the ability of any party to any of the Loan Documents to perform its obligations thereunder, or (C) materially and adversely affect the ability of the REIT to perform its obligations as contemplated in the Loan Documents.

     The REIT is not (A) in violation of any applicable law, which violation has a Material Adverse Effect on the REIT, or (B) subject to or in default with respect to any Court Order which has a Material Adverse Effect on the REIT. There are no Proceedings pending or, to the best of Borrower's knowledge, threatened against the REIT, which, if adversely decided, would have a Material Adverse Effect on the REIT or Borrower.


No Material Adverse Change. Since March 31, 1998, there has occurred no event which has a Material Adverse Effect on the REIT, and no material adverse change in the REIT's ability to perform its obligations under the Loan Documents to which it is a party or the transactions contemplated thereby.


Payment of Taxes. All tax returns and reports to be filed by the REIT have been timely filed, and all taxes, assessments, fees and other governmental charges shown on such returns have been paid when due and payable, except such taxes, if any, as are reserved against in accordance with GAAP and are being contested in good faith by appropriate proceedings or such taxes, the failure to make payment of which when due and payable would not have, in the aggregate, a Material Adverse Effect on the REIT. The REIT has no knowledge of any proposed tax assessment against the REIT that would have a Material Adverse Effect on the REIT, which is not being actively contested in good faith by the REIT.


Material Adverse Agreements. The REIT is not a party to or subject to any Contractual Obligation or other restriction contained in its charter, by-laws or similar governing documents which has a Material Adverse Effect on the REIT or the ability of the REIT to perform its obligations under the Loan Documents to which it is a party.


Performance. The REIT is not in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any Contractual Obligation applicable to it, and no condition exists which, with the giving of notice or the lapse of time or both, would constitute a default under such Contractual Obligation in each case, except where the consequences, direct or indirect, of such default or defaults, if any, would not have a Material Adverse Effect on the REIT.


Disclosure. The representations and warranties of the REIT contained in the Loan Documents, and all certificates, financial statements and other documents delivered to Agent in connection therewith, do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading. The REIT has not intentionally withheld any material fact from Agent in regard to any matter raised in the Loan Documents. Notwithstanding the foregoing, with respect to projections of the REIT's future performance such representations and warranties are made in good faith and to the best judgment of the management of the REIT.


Solvency. The REIT is and will be Solvent, in each case after giving effect to the disbursement of the Loans, and the payment and accrual of all fees then payable.


Status as a REIT. The REIT (i) is a real estate  investment  trust as defined in
Section 856 of the Internal Revenue Code (or any successor  provision  thereto),
(ii) has not revoked its election to be a real estate investment trust, (iii) has not engaged in any "prohibited transactions" as defined in Section 856(b)(6)(iii) of the Internal Revenue Code (or any successor provision thereto), and (iv) for its current "tax year" (as defined in the Internal Revenue Code) is and for all prior tax years subsequent to its election to be a real estate investment trust has been entitled to a dividends paid deduction which meets the requirements of Section 857 of the Internal Revenue Code.


NYSE Listing. The common stock of the REIT is and will continue to be listed for trading and traded on the New York Stock Exchange.

Executive Officer Ownership. Schedule 5.2(q) to the Revolving Credit Agreement sets forth the direct and indirect ownership interests of Robert Batinovich and Andrew Batinovich in Borrower and the REIT, as of the date hereof, indicating the actual names of such owners, the actual ownership interests of each such owner in Borrower and the REIT and the percentage ownership interests of each such owner in Borrower and the REIT in the aggregate.

                                   ARTICLE VI

                               REPORTING COVENANTS


     Borrower covenants and agrees that, on and after the date hereof, until payment in full of all of the Obligations, the expiration of the Commitments and termination of this Agreement:

Financial Statements and Other Financial and Operating Information. Borrower shall maintain or cause to be maintained a system of accounting established and administered in accordance with sound business practices and consistent with past practice to permit preparation of quarterly and annual financial statements in conformity with GAAP, and each of the financial statements described below shall be prepared on a consolidated basis for the REIT from such system and records. Borrower shall deliver or cause to be delivered to Agent (with copies sufficient for each Lender):


Information Required Under the Revolving Credit Agreement. As and when delivered to the Agent under the Revolving Credit Agreement, all reports, financial statements and other information, and all certifications (including each Officer's Certificate and "Compliance Certificate", as such terms are therein defined) accompanying such reports, financial statements and other information, provided to such Agent under any provision of Article VI of the Revolving Credit Agreement. All such financial statements, other information and certifications may be relied upon by Agent and Lenders under this Agreement as if certified directly to them. Any and all financial statements, other information and certifications provided to the Agent under the Revolving Credit Agreement by Accountants or other persons other than Borrower shall be specifically addressed to Agent and the Lenders hereunder as well.


Other Information. Such other information, reports, contracts, schedules, lists, documents, agreements and instruments in the possession of the REIT or Borrower with respect to (i) any material change in the REIT's investment, finance or operating policies, or (ii) Borrower's or the REIT's business, condition (financial or otherwise), operations, performance, properties or prospects as Agent may from time to time reasonably request, including, without limitation, annual information with respect to cash flow projections, budgets, operating statements (current year and immediately preceding year), rent rolls, lease expiration reports, leasing status reports, note payable summaries, bullet note summaries, equity funding requirements, contingent liability summaries, line of credit summaries, line of credit collateral summaries, wrap note or note receivable summaries, schedules of outstanding letters of credit, summaries of cash and cash equivalents, projections of leasing fees and overhead budgets. Provided that Agent gives Borrower reasonable prior notice and an opportunity to participate, Borrower hereby authorizes Agent to communicate with the Accountants and authorizes the Accountants to disclose to Agent any and all financial statements and other information of any kind, including copies of any management letter or the substance of any oral information, that such accountants may have with respect to Borrower's or the REIT's condition (financial or otherwise), operations, properties, performance and prospects. Concurrently therewith, Agent will notify Borrower of any such communication. At Agent's request, Borrower shall deliver a letter addressed to the Accountants instructing them to disclose such information in compliance with this Section 6.1(b).

Confidentiality. Confidential information obtained by Agent or Lenders pursuant to this Agreement or in connection with the Facility shall not be disseminated by Agent or Lenders and shall not be disclosed to third parties except to regulators, taxing authorities and other governmental agencies having jurisdiction over Agent or such Lender or otherwise in response to Requirements of Law, to their respective auditors and legal counsel and in connection with regulatory, administrative and judicial proceedings as necessary or relevant including enforcement proceedings relating to the Loan Documents, and to any prospective assignee of or participant in a Lender's interest under this Agreement or any prospective purchaser of the assets or a controlling interest in any Lender, provided that such prospective assignee, participant or purchaser first agrees to be bound by the provisions of this Section 6.2. In connection with disclosures of confidential information to any non-governmental third-party, the Lender(s) from whom the same has been requested shall, to the extent feasible and permitted, give prior notice of such request to Borrower; however, neither Agent nor any such Lender shall incur any liability to Borrower for failure to do so. For purposes hereof, "confidential information" shall mean all nonpublic information obtained by Agent or Lenders, unless and until such information becomes publicly known, other than as a result of unauthorized disclosure by Agent or Lenders of such information.

                                   ARTICLE VII

                              INTENTIONALLY OMITTED


                                  ARTICLE VIII

                               NEGATIVE COVENANTS


     Borrower covenants and agrees that, on and after the date hereof, until payment in full of all of the Obligations, the expiration of the Commitments and termination of this Agreement, neither the Borrower nor the REIT shall:

Modification of the Revolving Credit Agreement. Except with the prior written consent of Agent and Requisite Lenders (or all Lenders, to the extent provided in Section 12.4), change, modify, or seek a waiver of compliance under (a) any provisions Section 2.1(a)(iii), Articles VII, VIII or IX or Section 10.1 of the Revolving Credit Agreement or (b) any definition of any term used in any such provisions of the Revolving Credit Agreement.


Amendment of Constituent Documents. Borrower shall not amend its partnership agreement or certificate of limited partnership (including, without limitation, as to the admission of any new partner, directly or indirectly), except to accommodate the issuance of new units of Borrower in the ordinary course of business. The REIT shall not amend its articles of incorporation or by-laws without the prior written consent of Requisite Lenders, except (i) to increase authorized capital or to authorize preferred stock, (ii) as required by applicable law or applicable tax requirements or (iii) as prudent to maintain qualification as a REIT.


Other Indebtedness. Except with the prior written consent of Agent and Requisite Lenders, neither Borrower nor the REIT shall incur any additional Indebtedness (as defined in the Revolving Credit Agreement), secured or unsecured, except Indebtedness under the Revolving Credit Agreement or otherwise outstanding as of the Closing Date.

                                   ARTICLE IX

                              INTENTIONALLY OMITTED


                                    ARTICLE X

                     EVENTS OF DEFAULT; RIGHTS AND REMEDIES



Events of Default. Each of the following occurrences shall constitute an Event of Default under this Agreement:


Failure to Make Payments When Due. Borrower shall fail to pay (i) any amount due on the Maturity Date, (ii) any principal when due, or (iii) any interest on any Loan, or any fee or other amount payable under any Loan Documents, within five
(5) days after the same becomes due.


Distributions.  Borrower  or the REIT  shall  breach any  covenant  set forth in
Section 7.2(d) or 9.7 of the Revolving Credit Agreement.


Breach of Financial Covenants. Borrower shall fail to satisfy any financial covenant set forth in Article IX (other than the requirement in Section 9.7) of the Revolving Credit Agreement and such failure shall continue for thirty (30) days.

Other Defaults. Borrower or the REIT shall fail duly and punctually to perform or observe any agreement, covenant or obligation binding on Borrower or the REIT under this Agreement or under any of the other Loan Documents (other than as described in any other provision of this Section 10.1), and with respect to agreements, covenants or obligations for which no time period for performance is otherwise provided, such failure shall continue for fifteen (15) days after Borrower or the REIT knew of such failure (or such lesser period of time as is mandated by applicable Requirements of Law); provided, however, if such failure is not capable of cure within such fifteen (15) day period, then if Borrower promptly undertakes action to cure such failure and thereafter diligently prosecutes such cure to completion within forty-five (45) days after Borrower or the REIT knew of such failure, Borrower shall not be in default hereunder.


Breach of Representation or Warranty. Any representation or warranty made or deemed made by Borrower or the REIT to Agent or any Lender herein or in any of the other Loan Documents or in any statement, certificate or financial statements at any time given by Borrower or the REIT pursuant to any of the Loan Documents shall be false or misleading in any material respect on the date as of which made.


Default Under the Revolving Credit Agreement. There shall exist any Event of Default under (and as defined in) the Revolving Credit Agreement.


Involuntary Bankruptcy; Appointment of Receiver, etc.


     An involuntary case shall be commenced against the REIT, Borrower, or any subsidiary of Borrower or the REIT and the petition shall not be dismissed within sixty (60) days after commencement of the case, or a court having jurisdiction shall enter a decree or order for relief in respect of any such Person in an involuntary case, under any applicable bankruptcy, insolvency or other similar law now or hereinafter in effect; or any other similar relief shall be granted under any applicable federal, state or foreign law; or


     A decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over the REIT, Borrower, or any subsidiary of Borrower or the REIT, or over all or a substantial part of the property of any such Person, shall be entered; or an interim receiver, trustee or other custodian of any such Person or of all or a substantial part of the property of any such Person, shall be appointed or a warrant of attachment, execution or similar process against any substantial part of the property of any such Person, shall be issued and any such event shall not be stayed, vacated, dismissed, bonded or discharged within sixty (60) days of entry, appointment or issuance.


Voluntary Bankruptcy; Appointment of Receiver, Etc. The REIT, Borrower, or any subsidiary of Borrower or the REIT shall have an order for relief entered with respect to it or commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking of possession by a receiver, trustee or other custodian for all or a substantial part of its property; any such Person shall make any assignment for the benefit of creditors or shall be unable or fail, or admit in writing its inability, to pay its debts as such debts become due; or the general partner of Borrower, or any subsidiary of Borrower or the REIT or the REIT's Board of Directors (or any committee thereof), adopts any resolution or otherwise authorizes any action to approve any of the foregoing.


Dissolution. Any order, judgment or decree shall be entered against the REIT, Borrower, or any subsidiary of Borrower or the REIT decreeing its involuntary dissolution or split up and such order shall remain undischarged and unstayed for a period in excess of thirty (30) days; or the REIT or Borrower shall otherwise dissolve or cease to exist.

Loan Documents; Failure of Subordination. If for any reason any Loan Document shall cease to be in full force and effect or any Obligation shall be subordinated in right of payment to any other liability of Borrower, and, in either such case, such condition or event shall continue for fifteen (15) days after Borrower, or the REIT knew of such condition or event.


Solvency; Material Adverse Change. Borrower or the REIT shall cease to be Solvent, or there shall have occurred any material adverse change in the business, operations, properties, assets or condition (financial or otherwise) of Borrower, or the REIT.


Breach of Guaranty. The REIT shall fail to duly and punctually perform or observe any agreement, covenant or obligation under its Guaranty, or shall revoke, or purport to revoke, or to disclaim liability under, the Guaranty.

     An Event of Default shall be deemed "continuing" until cured or waived in writing in accordance with Section 12.4.

Rights and Remedies.


Acceleration, Etc.. Upon the occurrence of any Event of Default described in the foregoing Section 10.1(g) or 10.1(h) with respect to the REIT or Borrower, the Commitments shall automatically and immediately terminate and the unpaid principal amount of and any and all accrued interest on the Loans shall automatically become immediately due and payable, with all additional interest from time to time accrued thereon and without presentment, demand or protest or other requirements of any kind (including, without limitation, valuation and appraisement, diligence, presentment, notice of intent to demand or accelerate or notice of acceleration), all of which are hereby expressly waived by Borrower, and the obligations of Lenders to make any Loans hereunder shall thereupon terminate; and upon the occurrence and during the continuance of any other Event of Default, Agent shall, at the request, or may, with the consent of Requisite Lenders, by written notice to Borrower, (i) declare that the Commitments are terminated, whereupon the Commitments and the obligation of Lenders to make any Loan hereunder shall immediately terminate, and/or (ii) declare the unpaid principal amount of, any and all accrued and unpaid interest on the Loans and all of the other Obligations to be, and the same shall thereupon be, immediately due and payable with all additional interest from time to time accrued thereon and without presentment, demand, or protest or other requirements of any kind (including without limitation, valuation and appraisement, diligence, presentment, notice of intent to demand or accelerate and of acceleration), all of which are hereby expressly waived by Borrower. Without limiting Agent's authority hereunder, on or after the Maturity Date, Agent shall, at the request, or may, with the consent, of Requisite Lenders exercise any or all rights and remedies under the Loan Documents or applicable law.


Waiver of Demand. Demand, presentment, protest and notice of nonpayment are hereby waived by Borrower. Borrower also waives, to the extent permitted by law, the benefit of all valuation, appraisal and exemption laws.


Waivers, Amendments and Remedies. No delay or omission of Agent or Lenders to exercise any right under any Loan Document shall impair such right or be construed to be a waiver of any Event of Default or an acquiescence therein, and any single or partial exercise of any such right shall not preclude other or further exercise thereof or the exercise of any other right, and no waiver, amendment or other variation of the terms, conditions or provisions of the Loan Documents whatsoever shall be valid unless in a writing signed by Agent after obtaining written approval thereof or the signature thereon of those Lenders required to approve such waiver, amendment or other variation, and then only to the extent in such writing specifically set forth. All remedies contained in the Loan Documents or by law afforded shall be cumulative and all shall be available to Agent and Lenders until the Obligations have been paid in full, the Commitments have expired or terminated and this Agreement has been terminated.


Rescission.  If at any time after  acceleration  of the  maturity  of the Loans,
Borrower shall pay all arrears of interest and all payments on account of principal of the Loans which shall have become due otherwise than by acceleration (with interest on principal and, to the extent permitted by law, on overdue interest, at the rates specified in this Agreement) and all Events of Default and Unmatured Events of Default (other than nonpayment of principal of and accrued interest on the Loans due and payable solely by virtue of acceleration) shall be remedied or waived pursuant to Section 12.4, then by written notice to Borrower, Requisite Lenders may elect, in their sole discretion, to rescind and annul the acceleration and its consequences; but such action shall not affect any subsequent Event of Default or Unmatured Event of Default or impair any right or remedy consequent thereon. The provisions of the preceding sentence are intended merely to bind Lenders to a decision which may be made at the election of Requisite Lenders; they are not intended to benefit Borrower and do not give Borrower the right to require Lenders to rescind or annul any acceleration hereunder, even if the conditions set forth herein are met.

                                   ARTICLE XI

                                AGENCY PROVISIONS

Appointment.


Each Lender hereby (i) designates and appoints Wells Fargo as Agent of such Lender under this Agreement and the Loan Documents, (ii) authorizes and directs Agent to enter into the Loan Documents other than this Agreement for the benefit of Lenders, and (iii) authorizes Agent to take such action on its behalf under the provisions of this Agreement and the Loan Documents and to exercise such powers as are set forth herein or therein, together with such other powers as are reasonably incidental thereto, subject to the limitations referred to in Sections 11.10(a) and 11.10(b). Agent agrees to act as such on the express conditions contained in this Article XI.


The provisions of this Article XI are solely for the benefit of Agent and Lenders, and Borrower shall not have any rights to rely on or enforce any of the provisions hereof (other than as expressly set forth in Sections 11.3, 11.9 and 12.19, provided, however, that the foregoing shall in no way limit Borrower's obligations under this Article XI. In performing its functions and duties under this Agreement, Agent shall act solely as Agent of Lenders and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for Borrower or any other Person.


Nature of Duties. Agent shall not have any duties or responsibilities except those expressly set forth in this Agreement or in the Loan Documents. The duties of Agent shall be administrative in nature. Subject to the provisions of Sections 11.5 and 11.7, Agent shall administer the Loans in the same manner as it administers its own loans. Promptly following the effectiveness of this Agreement, Agent shall send to each Lender its originally executed Note and the executed original, to the extent the same are available in sufficient numbers, of each other Loan Document other than the Notes in favor of other Lenders and filed or recorded security document or instruments, with the latter to be held and retained by Agent for the benefit of all Lenders. Agent shall not have by reason of this Agreement a fiduciary relationship in respect of any Lender. Nothing in this Agreement or any of the Loan Documents, expressed or implied, is intended or shall be construed to impose upon Agent any obligation in respect of this Agreement or any of the Loan Documents except as expressly set forth herein or therein. Each Lender shall make its own independent investigation of the financial condition and affairs of the REIT, Borrower in connection with the making and the continuance of the Loans hereunder and shall make its own appraisal of the creditworthiness of the REIT and Borrower, and, except as specifically provided herein, Agent shall not have any duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the Closing Date or at any time or times thereafter.


Loan Disbursements.

Not later than 1:00 P.M. (Pacific Standard Time) on the next Business Day following receipt of a Notice of Borrowing, Agent shall send a copy thereof by facsimile to each other Lender and shall otherwise notify each Lender of the proposed Borrowing and the Funding Date. Each Lender shall make available to Agent (or the funding bank or entity designated by Agent), the amount of such Lender's Pro Rata Share of such Borrowing in immediately available funds not later than the times designated in Section 11.3(b). Unless Agent shall have been notified by any Lender not later than the close of business (San Francisco time) on the Business Day immediately preceding the Funding Date in respect of any Borrowing that such Lender does not intend to make available to Agent such Lender's Pro Rata Share of such Borrowing, Agent may assume that such Lender shall make such amount available to Agent. If any Lender does not notify Agent of its intention not to make available its Pro Rata Share of such Borrowing as described above, but does not for any reason make available to Agent such Lender's Pro Rata Share of such Borrowing, such Lender shall pay to Agent forthwith on demand such amount, together with interest thereon at the Federal Funds Rate. In any case where a Lender does not for any reason make available to Agent such Lender's Pro Rata Share of such Borrowing, Agent, in its sole discretion, may, but shall not be obligated to, fund to Borrower such Lender's Pro Rata Share of such Borrowing. If Agent funds to Borrower such Lender's Pro Rata Share of such Borrowing and if such Lender subsequently pays to Agent such corresponding amount, such amount so paid shall constitute such Lender's Pro Rata Share of such Borrowing. Nothing in this Section 11.3(a) shall alter the respective rights and obligations of the parties hereunder in respect of a Defaulting Lender or a Non-Pro Rata Loan.


Requests by Agent for funding by Lenders of Loans will be made by telecopy. Each Lender shall make the amount of its Loan available to Agent in Dollars and in immediately available funds, to such bank and account, in El Segundo, California (to such bank and account in such other place) as Agent may designate, not later than 9:00 A.M. (San Francisco time) on the Funding Date designated in the Notice of Borrowing with respect to such Loan, but in no event earlier than two (2) Business Days following Lender's receipt of the applicable Notice of Borrowing.


Nothing in this Section 11.3 shall be deemed to relieve any Lender of its obligation hereunder to make its Pro Rata Share of Loans on any Funding Date, nor shall any Lender be responsible for the failure of any other Lender to perform its obligations to make any Loan hereunder, and the Commitment of any Lender shall not be increased or decreased as a result of the failure by any other Lender to perform its obligation to make a Loan.


Distribution and Apportionment of Payments.


Subject to Section 11.4(b), payments actually received by Agent for the account of Lenders shall be paid to them promptly after receipt thereof by Agent, but in any event within one (1) Business Day, provided that Agent shall pay to Lenders interest thereon, at the Federal Funds Rate from the Business Day following receipt of such funds by Agent until such funds are paid in immediately available funds to Lenders. Subject to Section 11.4(b), all payments of principal and interest in respect of outstanding Loans, all payments of the fees described in this Agreement, and all payments in respect of any other Obligations shall be allocated among such of Lenders as are entitled thereto, in proportion to their respective Pro Rata Shares or otherwise as provided herein. Agent shall promptly distribute, but in any event within one (1) Business Day, to each Lender at its primary address set forth on the appropriate signature page hereof or on the Assignment and Assumption, or at such other address as a Lender may request in writing, such funds as it may be entitled to receive, provided that Agent shall in any event not be bound to inquire into or determine the validity, scope or priority of any interest or entitlement of any Lender and may suspend all payments and seek appropriate relief (including, without limitation, instructions from Requisite Lenders or all Lenders, as applicable, or an action in the nature of interpleader) in the event of any doubt or dispute as to any apportionment or distribution contemplated hereby. The order of priority herein is set forth solely to determine the rights and priorities of Lenders as among themselves and may at any time or from time to time be changed by Lenders as they may elect, in writing in accordance with Section 12.4, without necessity of notice to or consent of or approval by Borrower or any other Person. All payments or other sums received by Agent for the account of Lenders shall not constitute property or assets of the Agent and shall be held by Agent, solely in its capacity as agent for itself and the other Lenders, subject to the Loan Documents.

Notwithstanding any provision hereof to the contrary; until such time as a Defaulting Lender has funded its Pro Rata Share of a Loan which was previously a Non Pro Rata Loan, or all other Lenders have received payment in full (whether by repayment or prepayment) of the principal and interest due in respect of such Non Pro Rata Loan, all of the Obligations owing to such Defaulting Lender hereunder shall be subordinated in right of payment, as provided in the following sentence, to the prior payment in full of all principal, interest and fees in respect of all Non Pro Rata Loans in which the Defaulting Lender has not funded its Pro Rata Share (such principal, interest and fees being referred to as "Senior Loans"). All amounts paid by Borrower and otherwise due to be applied to the Obligations owing to the Defaulting Lender pursuant to the terms hereof shall be distributed by Agent to the other Lenders in accordance with their respective Pro Rata Shares (recalculated for purposes hereof to exclude the Defaulting Lender's Commitment), until all Senior Loans have been paid in full. This provision governs only the relationship among Agent, each Defaulting Lender, and the other Lenders; nothing hereunder shall limit the obligation of Borrower to repay all Loans in accordance with the terms of this Agreement. The provisions of this section shall apply and be effective regardless of whether an Event of Default occurs and is then continuing, and notwithstanding (i) any other provision of this Agreement to the contrary, (ii) any instruction of Borrower as to its desired application of payments or (iii) the suspension of such Defaulting Lender's right to vote on matters which are subject to the consent or approval of Requisite Lenders or all Lenders. In addition, until any Lender's failure to fund Loans or to reimburse Agent for any Liabilities and Costs as herein provided has been cured, Agent shall be entitled to (1) withhold or setoff, and to apply to the payment of the defaulted amount and any related interest, any amounts to be paid to such Defaulting Lender under this Agreement, and (2) bring an action or suit against such Defaulting Lender in a court of competent jurisdiction to recover the defaulted amount and any related interest. In addition, the Defaulting Lender shall indemnify, defend and hold Agent and each of the other Lenders harmless from and against any and all Liabilities and Costs, plus interest thereon at the Default Rate, which they may sustain or incur by reason of or as a direct consequence of the Defaulting Lender's failure or refusal to abide by its obligations under this Agreement.


Rights, Exculpation, Etc. Neither Agent, any Affiliate of Agent, nor any of their respective officers, directors, employees, agents, attorneys or consultants, shall be liable to any Lender for any action taken or omitted by them hereunder or under any of the Loan Documents, or in connection herewith or therewith, except that Agent shall be liable for its gross negligence or willful misconduct. In the absence of gross negligence or willful misconduct, Agent shall not be liable for any apportionment or distribution of payments made by it in good faith pursuant to Section 11.4, and if any such apportionment or distribution is subsequently determined to have been made in error the sole recourse of any Person to whom payment was due, but not made, shall be to recover from the recipients of such payments any payment in excess of the amount to which they are determined to have been entitled. Agent shall not be responsible to any Lender for any recitals, statements, representations or warranties herein or for the execution, effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of this Agreement or any of the other Loan Documents, or any of the transactions contemplated hereby and thereby; or for the financial condition of the REIT or Borrower or any of their Affiliates. Agent shall not be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any of the Loan Documents or the financial condition of the REIT or Borrower or any of their Affiliates, or the existence or possible existence of any Unmatured Event of Default or Event of Default.


Reliance. Agent shall be entitled to rely upon any written notices, statements, certificates, orders or other documents, telecopies or any telephone message believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person, and with respect to all matters pertaining to this Agreement or any of the Loan Documents and its duties hereunder or thereunder, upon advice of legal counsel (including counsel for Borrower), independent public accountant and other experts selected by it.

Indemnification. To the extent that Agent is not reimbursed and indemnified by Borrower, Lenders will reimburse, within ten (10) Business Days after notice from Agent, and indemnify and defend Agent for and against any and all Liabilities and Costs which may be imposed on, incurred by, or asserted against it in any way relating to or arising out of this Agreement or any of the other Loan Documents or any action taken or omitted by Agent or under this Agreement or any of the other Loan Documents, in proportion to each Lender's Pro Rata Share; provided that no Lender shall be liable for any portion of such
Liabilities and Costs resulting from Agent's gross negligence or willful misconduct. The obligations of Lenders under this Section 11.7 shall survive the payment in full of all Obligations and the termination of this Agreement. In the event that after payment and distribution of any amount by Agent to Lenders, any Lender or third party, including Borrower, any creditor of Borrower or a trustee in bankruptcy, recovers from Agent any amount found to have been wrongfully paid to Agent or disbursed by Agent to Lenders, then Lenders, in proportion to their respective Pro Rata Shares, shall reimburse Agent for all such amounts. Notwithstanding the foregoing, Agent shall not be obligated to advance Liabilities and Costs and may require the deposit by each Lender of its Pro Rata Share of any material Liabilities and Costs anticipated by Agent before they are incurred or made payable.


Agent Individually. With respect to its Pro Rata Share of the Commitments hereunder and the Loans made by it, Agent shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other Lender. The terms "Lenders", "Requisite Lenders" or any similar terms may include Agent in its individual capacity as a Lender or one of the Requisite Lenders, but Requisite Lenders shall not include Agent solely in its capacity as Agent and need not necessarily include Agent in its capacity as a Lender. Agent and any Lender and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with Borrower or any of its Affiliates as if it were not acting as Agent or Lender pursuant hereto.


Successor Agent; Resignation of Agent; Removal of Agent.


Agent may resign from the performance of all its functions and duties hereunder at any time by giving at least thirty (30) Business Days' prior written notice to Lenders and Borrower, and shall automatically cease to be Agent hereunder in the event a petition in bankruptcy shall be filed by or against Agent or the Federal Deposit Insurance Corporation or any other Governmental Authority shall assume control of Agent or Agent's interests under the Facility. Further, Lenders (other than Agent) may unanimously remove Agent at any time for good cause by giving at least thirty (30) Business Days' prior written notice to Agent, Borrower and all other Lenders. Such resignation or removal shall take effect upon the acceptance by a successor Agent of appointment pursuant to clause (b) or (c). Concurrent with the effectiveness of such appointment, Borrower shall pay to the retiring or removed Agent any accrued and unpaid agency fee, or Agent shall refund to Borrower any prepaid agency fee, in each case prorated to the effective date of such appointment of a successor Agent.


Upon any such notice of resignation by or removal of Agent, Requisite Lenders shall appoint a successor Agent which appointment shall be subject to Borrower's consent (other than upon the occurrence and during the continuance of any Event of Default), which shall not be unreasonably withheld or delayed. Any successor Agent must be a bank (i) the senior debt obligations of which (or such bank's parent's senior unsecured debt obligations) are rated not less than Baa-2 by Moody's or a comparable rating by a rating agency acceptable to Requisite Lenders and (ii) which has total assets in excess of Ten Billion Dollars ($10,000,000,000). Such successor Agent shall separately confirm in writing with Borrower the fee to be paid to such Agent pursuant to Section 4.1(j).

If a successor Agent shall not have been so appointed within said thirty (30) Business Day period, the retiring or removed Agent, with the consent of Borrower (other than upon the occurrence and during the continuance of any Event of Default)(which may not be unreasonably withheld or delayed), shall then appoint a successor Agent who shall meet the requirements described in subsection (b) above and who shall serve as Agent until such time, if any, as Requisite Lenders, with the consent of Borrower (other than upon the occurrence and during the continuance of any Event of Default), appoint a successor Agent as provided above.


Consent and Approvals.


Each  consent,   approval,   amendment,   modification  or  waiver  specifically
enumerated  in this  Section  11.10(a)  shall  require the consent of  Requisite
Lenders:


     Modification or waiver of provisions of the Revolving Credit Agreement (Section 8.1);


     Approval of any material  amendment of  organizational  documents  (Section
     8.2);


     Approval of certain changes in Borrower's executive officers (Section 8.5(a) of the Revolving Credit Agreement);


     Acceleration following an Event of Default (Section 10.2(a)) or rescission of such acceleration (Section 10.3);


     Approval of the exercise of rights and remedies under the Loan Documents following an Event of Default (Section 10.2(a));


     Appointment of a successor Agent (Section 11.9);


     Approval of a change in the method of calculation of any financial covenants, standards or terms as a result a change in accounting principles (Section 12.3); and


     Except as referred to in subsection (b) below, approval of any amendment, modification or termination of this Agreement, or waiver of any provision herein (Section 12.4).


Each  consent,   approval,   amendment,   modification  or  waiver  specifically
enumerated in Section 12.4 as requiring the consent of all Lenders shall require the consent of all Lenders.


In addition to the required consents or approvals referred to in subsection (a) above, Agent may at any time request instructions from Requisite Lenders with respect to any actions or approvals which, by the terms of this Agreement or of any of the Loan Documents, Agent is permitted or required to take or to grant without instructions from any Lenders, and if such instructions are promptly requested, Agent shall be absolutely entitled to refrain from taking any action or to withhold any approval and shall not be under any liability whatsoever to any Person for refraining from taking any action or withholding any approval under any of the Loan Documents until it shall have received such instructions from Requisite Lenders. Without limiting the foregoing, no Lender shall have any right of action whatsoever against Agent as a result of Agent acting or refraining from acting under this Agreement or any of the other Loan Documents in accordance with the instructions of Requisite Lenders or, where applicable, all Lenders. Agent shall promptly notify each Lender at any time that the Requisite Lenders have instructed Agent to act or refrain from acting pursuant hereto.

Each Lender agrees that any action taken by Agent at the direction or with the consent of Requisite Lenders in accordance with the provisions of this Agreement or any Loan Document, and the exercise by Agent at the direction or with the consent of Requisite Lenders of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all Lenders, except for actions specifically requiring the approval of all Lenders. All communications from Agent to Lenders requesting Lenders' determination, consent, approval or disapproval (i) shall be given in the form of a written notice to each Lender, (ii) shall be accompanied by a description of the matter or thing as to which such determination, approval, consent or disapproval is requested, or shall advise each Lender where such matter or thing may be inspected, or shall otherwise describe the matter or issue to be resolved, (iii) shall include, if reasonably requested by a Lender and to the extent not previously provided to such Lender, written materials and a summary of all oral information provided to Agent by Borrower in respect of the matter or issue to be resolved, and (iv) shall include Agent's recommended course of action or determination in respect thereof. Each Lender shall reply promptly, but in any event within ten (10) Business Days (the "Lender Reply Period"). Unless a Lender shall give written notice to Agent that it objects to the recommendation or determination of Agent (together with a written explanation of the reasons behind such objection) within the Lender Reply Period, such Lender shall be deemed to have approved of or consented to such recommendation or determination. With respect to decisions requiring the
approval  of  Requisite   Lenders  or  all  Lenders,   Agent  shall  submit  its
recommendation or determination for approval of or consent to such recommendation or determination to all Lenders and upon receiving the required approval or consent shall follow the course of action or determination recommended to Lenders by Agent or such other course of action recommended by Requisite Lenders, and each non-responding Lender shall be deemed to have concurred with such recommended course of action.


Agency Provisions Relating to Enforcement of Certain Rights.


Agent is hereby authorized on behalf of all Lenders, without the necessity of any notice to or further consent from any Lender, to waive the imposition of the late fees provided for in Section 2.4(e) up to a maximum of two (2) times per calendar year.


Should Agent (i) employ counsel for advice or other representation (whether or not any suit has been or shall be filed) with respect to any of the Loan
Documents, or (ii) commence any proceeding or in any way seek to enforce its rights or remedies under the Loan Documents, each Lender, upon demand therefor from time to time, shall contribute its share (based on its Pro Rata Share) of the reasonable costs and/or expenses of any such advice or other representation, enforcement or acquisition, including, but not limited to, fees of receivers, court costs, appraisers' fees and fees and expenses of attorneys to the extent not otherwise reimbursed by Borrower; provided that Agent shall not be entitled to reimbursement of its attorneys' fees and expenses incurred in connection with the resolution of disputes between Agent and other Lenders unless Agent shall be the prevailing party in any such dispute. Any loss of principal and interest resulting from any Event of Default shall be shared by Lenders in accordance with their respective Pro Rata Shares. It is understood and agreed that in the event Agent determines it is necessary to engage counsel for Lenders from and after the occurrence of an Event of Default, said counsel shall be selected by Agent.

Ratable Sharing. Subject to Sections 11.3 and 11.4, Lenders agree among themselves that (i) with respect to all amounts received by them which are applicable to the payment of the Obligations, equitable adjustment will be made so that, in effect, all such amounts will be shared among them ratably in accordance with their Pro Rata Shares, whether received by voluntary payment, by counterclaim or cross action or by the enforcement of any or all of the Obligations, (ii) if any of them shall by voluntary payment or by the exercise of any right of counterclaim or otherwise, receive payment of a proportion of the aggregate amount of the Obligations held by it which is greater than its Pro Rata Share of the payments on account of the Obligations, the one receiving such excess payment shall purchase, without recourse or warranty, an undivided interest and participation (which it shall be deemed to have done simultaneously upon the receipt of such payment) in such Obligations owed to the others so that all such recoveries with respect to such Obligations shall be applied ratably in accordance with their Pro Rata Shares; provided, that if all or part of such excess payment received by the purchasing party is thereafter recovered from it, those purchases shall be rescinded and the purchase prices paid for such participations shall be returned to that party to the extent necessary to adjust for such recovery, but without interest except to the extent the purchasing party is required to pay interest in connection with such recovery. Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 11.12 may, to the fullest extent permitted by law, exercise all its rights of payment with respect to such participation as fully as if such Lender were the direct creditor of Borrower in the amount of such participation.


Delivery of Documents. Agent shall as soon as reasonably practicable distribute to each Lender at its primary address set forth on the appropriate counterpart signature page hereof, or at such other address as a Lender may request in writing, (i) copies of all documents to which such Lender is a party or of which such Lender is a beneficiary set forth in Article 4, (ii) all documents of which Agent receives copies from Borrower pursuant to Sections 6.1 and 12.6, (iii) all other documents or information which Agent is required to send to Lenders pursuant to the terms of this Agreement, and (iv) other information or documents received by Agent at the request of any Lender. In addition, within fifteen (15) Business Days after receipt of a request in writing from a Lender for written information or documents provided by or prepared by Borrower, the REIT or any subsidiary of Borrower or the REIT, Agent shall deliver such written information or documents to such requesting Lender if Agent has possession of such written information or documents in its capacity as Agent or as a Lender.


Notice of Events of Default. Agent shall not be deemed to have knowledge or notice of the occurrence of any Unmatured Event of Default or Event of Default (other than nonpayment of principal of or interest on the Loans) unless Agent has received notice in writing from a Lender or Borrower referring to this Agreement or the other Loan Documents, describing such event or condition and expressly stating that such notice is a notice of an Unmatured Event of Default or Event of Default. Should Agent receive such notice of the occurrence of an Unmatured Event of Default or Event of Default, or should Agent send Borrower a notice of Unmatured Event of Default or Event of Default, Agent shall promptly give notice thereof to each Lender.

                                   ARTICLE XII

                                  MISCELLANEOUS



Expenses.

Generally. Borrower agrees upon demand to pay, or reimburse Agent for, all of Agent's external audit, legal (to the extent incurred following the Closing Date and not relating to the closing of this Agreement), appraisal, valuation and investigation expenses and for all other reasonable out-of-pocket costs and expenses of every type and nature (excluding Agent's travel expenses, but including, without limitation, the reasonable fees, expenses and disbursements of Agent's internal appraisers, environmental advisors or legal counsel) incurred by Agent at any time (whether prior to, on or after the date of this Agreement) in connection with (i) its own audit and investigation of Borrower;
(ii) the negotiation, preparation and execution of this Agreement (including, without limitation, the satisfaction or attempted satisfaction of any of the conditions set forth in Article IV) and the other Loan Documents and the making of the Loans; (iii) the syndication of the Loans; (iv) the administration of this Agreement, the other Loan Documents and the Loans, including, without limitation, consultation with attorneys in connection therewith; and (v) the protection, collection or enforcement of any of the Obligations.


After Event of Default. Borrower further agrees to pay, or reimburse Agent and Lenders, for all reasonable out-of-pocket costs and expenses, including without limitation reasonable attorneys' fees and disbursements incurred by Agent or Lenders after the occurrence of an Event of Default (i) in enforcing any Obligation or exercising or enforcing any other right or remedy available by reason of such Event of Default; (ii) in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a "work-out" or in any insolvency or bankruptcy proceeding; (iii) in commencing, defending or intervening in any litigation or in filing a petition, complaint, answer, motion or other pleadings in any legal proceeding relating to Borrower, the REIT or any subsidiary of Borrower or the REIT and related to or arising out of the transactions contemplated hereby; or (iv) in taking any other action in or with respect to any suit or proceeding (whether in bankruptcy or otherwise).


Indemnity. Borrower further agrees to defend, protect, indemnify and hold harmless Agent, each and all of the Lenders, each of their respective Affiliates and participants and each of the respective officers, directors, employees, agents, attorneys and consultants (including, without limitation, those retained in connection with the satisfaction or attempted satisfaction of any of the conditions set forth in Article IV) of each of the foregoing (collectively called the "Indemnitees") from and against any and all Liabilities and Costs imposed on, incurred by, or asserted against such Indemnitees (whether based on any federal or state laws or other statutory regulations, including, without limitation, securities and commercial laws and regulations, under common law or in equity, and based upon contract or otherwise to the extent arising from or in connection with the past, present or future operations of the REIT or Borrower) in any manner relating to or arising out of this Agreement, or the other Loan Documents, or any act, event or transaction related or attendant thereto, the making of and participation in the Loans and the management of the Loans, or the use or intended use of the proceeds of the Loans (collectively, the "Indemnified Matters"); provided, however, that Borrower shall have no obligation to an Indemnitee hereunder with respect to (a) matters for which such Indemnitee has been compensated pursuant to or for which an exemption is provided in Section 2.4(g) or any other provision of this Agreement, and (b) Indemnified Matters to the extent caused by or resulting from the willful misconduct or gross negligence of that Indemnitee, as determined by a court of competent jurisdiction. To the extent that the undertaking to indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, Borrower shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all Indemnified Matters incurred by the Indemnitees.

Change in Accounting Principles. Except as otherwise provided herein, if any changes in accounting principles from those used in the preparation of the most recent financial statements delivered to Agent pursuant to the terms hereof are hereinafter required or permitted by the rules, regulations, pronouncements and opinions of the Financial Accounting Standards Board or the American Institute of Certified Public Accountants (or successors thereto or agencies with similar functions) and are adopted by the REIT or Borrower with the agreement of its independent certified public accountants and such changes result in a change in the method of calculation of any of the financial covenants, standards or terms found herein or in the Revolving Credit Agreement, the parties hereto agree to enter into negotiations in order to amend such provisions so as to equitably reflect such changes with the desired result that the criteria for evaluating the financial condition of Borrower shall be the same after such changes as if such changes had not been made; provided, however, that no change in GAAP that would affect the method of calculation of any of the financial covenants, standards or terms shall be given effect in such calculations until such provisions are amended, in a manner satisfactory to Agent and Requisite Lenders, to so reflect such change in accounting principles.


Amendments and Waivers. (a) No amendment or modification of any provision of this Agreement shall be effective without the written agreement of Requisite Lenders (after notice to all Lenders) and Borrower (except for amendments to Section 11.4(a), which do not require the consent of Borrower), and (b) no termination or waiver of any provision of this Agreement, or consent to any departure by Borrower therefrom (except as expressly provided in Section 11.11(a) with respect to waivers of late fees), shall in any event be effective without the written concurrence of Requisite Lenders (after notice to all Lenders), which Requisite Lenders shall have the right to grant or withhold at their sole discretion, except that the following amendments, modifications or waivers shall require the consent of all Lenders:


     increasing the Commitments or any Lender's Commitment;


     changing the principal amount or final maturity of the Loans;


     reducing the interest rates applicable to the Loans;


     forgiving or delaying any amount payable or receivable under Article II (other than late fees in accordance with Section 11.11(a));


     changing the definition, as used herein or in the Revolving Credit Agreement, of "Requisite Lenders", "Loan Availability", "Pro Rata Shares" or "Unencumbered Pool Value";


     changing any provision contained in Section 9.2 or 9.6 of the Revolving Credit Agreement;


     removal of Agent pursuant to Section 11.9;


     changing any provision contained in this Section 12.4;


     releasing any obligor under any Loan Document; or


     consent to assignment by Borrower of all of its duties and Obligations hereunder pursuant to Section 12.14.

     No  amendment,  modification,  termination  or waiver of any  provision  of
Article XI or any other provision referring to Agent shall be effective without the written concurrence of Agent, but only if such amendment, modification, termination or waiver alters the obligations or rights of Agent. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on Borrower in any case shall entitle Borrower to any other further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver or consent effected in accordance with this Section 12.4 shall be binding on each assignee, transferee or recipient of Agent's or any Lender's Commitment under this Agreement or the Loans at the time outstanding.

Independence of Covenants. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of an Event of Default or Unmatured Event of Default if such action is taken or condition exists, and if a particular action or condition is expressly permitted under any covenant, unless expressly limited to such covenant, the fact that it would not be permitted under the general provisions of another covenant shall not constitute an Event of Default or Unmatured Event of Default if such action is taken or condition exists.


Notices and Delivery. Unless otherwise specifically provided herein, any consent, notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied or sent by courier service or United States mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy (or on the next Business Day if such telecopy is received on a non-Business Day or after 5:00 p.m. on a Business Day) or four (4) Business Days after deposit in the United States mail (registered or certified, with postage prepaid and properly addressed). Notices to Agent pursuant to Article II shall not be effective until received by Agent. For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this Section 12.6) shall be as set forth below each party's name on the signature pages hereof, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties. All deliveries to be made to Agent for distribution to the Lenders shall be made to Agent at the addresses specified for notice on the signature page hereto and in addition, a sufficient number of copies of each such delivery shall be delivered to Agent for delivery to each Lender at the address specified for deliveries on the signature page hereto or such other address as may be designated by Agent in a written notice.


Survival of Warranties, Indemnities and Agreements. All agreements, representations, warranties and indemnities made or given herein shall survive the execution and delivery of this Agreement and the other Loan Documents and the making and repayment of the Loans hereunder and such indemnities shall survive termination hereof.


Failure or Indulgence Not Waiver; Remedies Cumulative. No failure or delay on the part of Agent or any Lender in the exercise of any power, right or privilege under any of the Loan Documents shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing under the Loan Documents are cumulative to and not exclusive of any rights or remedies otherwise available.


Payments Set Aside. To the extent that Borrower makes a payment or payments to Agent or the Lenders or Agent or the Lenders exercise their rights of setoff, and such payment or payments or the proceeds of such setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such recovery, the Obligation or part thereof originally intended to be satisfied, and rights and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.


Severability. In case any provision in or obligation under this Agreement or the other Loan Documents shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby, provided, however, that if the rates of interest or any other amount payable hereunder, or the collectibility thereof, are declared to be or become invalid, illegal or unenforceable, Lenders' obligations to make Loans shall not be enforceable.

Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.


Governing Law. This Agreement shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of California.


Limitation of Liability. To the extent permitted by applicable law, no claim may be made by Borrower, any Lender or any other Person against Agent or any Lender, or the affiliates, directors, officers, employees, attorneys or agents of any of them, for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement, or any act, omission or event occurring in connection therewith; and Borrower and each Lender hereby waive, release and agree not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor, provided that if a Lender refuses to fund a Loan and a court of competent jurisdiction finds that such refusal was without justification and in bad faith, such Lender may be liable to Borrower for Borrower's reasonable and foreseeable damages resulting from such refusal to fund.


Successors and Assigns. This Agreement and the other Loan Documents shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and permitted assigns of Agent and Lenders. The terms and provisions of this Agreement shall inure to the benefit of any assignee or transferee of the Loans and the Commitments of Lenders under this Agreement, and in the event of such transfer or assignment, the rights and privileges herein conferred upon Agent and Lenders shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof. Borrower's rights or any interest therein hereunder, and Borrower's duties and Obligations hereunder, shall not be assigned without the consent of all Lenders.


Consent to Jurisdiction and Service of Process; Waiver of Jury Trial. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST BORROWER WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE AND ALL JUDICIAL PROCEEDINGS BROUGHT BY BORROWER WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION HAVING SITUS WITHIN THE BOUNDARIES OF THE FEDERAL COURT DISTRICT OF THE NORTHERN DISTRICT OF CALIFORNIA, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, BORROWER ACCEPTS, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY FINAL JUDGMENT RENDERED THEREBY FROM WHICH NO APPEAL HAS BEEN TAKEN OR IS AVAILABLE. BORROWER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ITS NOTICE ADDRESS SPECIFIED ON THE SIGNATURE PAGES HEREOF. BORROWER, AGENT AND LENDERS IRREVOCABLY WAIVE (A) TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, AND (B) ANY OBJECTION (INCLUDING, WITHOUT LIMITATION, ANY OBJECTION OF THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS) WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY JURISDICTION SET FORTH ABOVE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST BORROWER IN THE COURTS OF ANY OTHER JURISDICTION.

Counterparts; Effectiveness; Inconsistencies. This Agreement and any amendments, waivers, consents or supplements may be executed in counterparts, each of which when so executed and delivered shall be deemed an original, but all such together shall constitute but one and the same instrument This Agreement and each of the other Loan Documents shall be construed to the extent reasonable to be consistent one with the other, but to the extent that the terms and conditions of this Agreement are actually and directly inconsistent with the terms and conditions of any other Loan Document, this Agreement shall govern.


Construction. The parties acknowledge that each party and its counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments or exhibits hereto.


Entire  Agreement.  This  Agreement,  taken  together with all of the other Loan
Documents and all certificates and other documents delivered by Borrower to Agent, embodies the entire agreement and supersede all prior agreements, written and oral, relating to the subject matter hereof.


Assignments and Participations.


After first obtaining the approval of Agent and Borrower (other than upon the occurrence and during the continuance of any Event of Default), which approval will not be unreasonably withheld, each Lender may assign to one or more Eligible Assignees, all or a portion of its rights and obligations under this Agreement (including without limitation all or a portion of its Commitment and the Loans owing to it) and other Loan Documents; provided, however, that (i) each such assignment shall be of a constant, and not a varying, percentage of the assigning Lender's rights and obligations under this Agreement and other Loan Documents, and the assignment shall cover the same percentage of such Lender's Commitment and Loans, (ii) the aggregate amount of the Commitment of the assigning Lender being assigned pursuant to each such assignment (determined as of the date of the Assignment and Assumption with respect to such assignment) shall in no event be less than Ten Million Dollars ($10,000,000) and shall be an integral multiple of One Million Dollars ($1,000,000), (iii) after giving effect to such assignment, the aggregate amount of the Commitment retained by the assigning Lender shall in no event be less than Five Million Dollars ($5,000,000), (iv) at all times prior to its resignation or replacement or an Event of Default, Agent's Commitment shall be equal to or exceed the Commitment of each other Lender, (v) the parties to each such assignment shall execute and deliver to Agent, for its approval and acceptance, an Assignment and Assumption, and (vi) Agent shall receive from the assignor a processing fee of Three Thousand Dollars ($3,000). Without restricting the right of Borrower or Agent to reasonably object to any bank or financial institution becoming an assignee of an interest of a Lender hereunder, each proposed assignee must be an existing Lender or a bank or financial institution which (A) has (or, in the case of a bank which is a subsidiary, such bank's parent has) a rating of its senior unsecured debt obligations of not less than Baa-2 by Moody's or a comparable rating by a rating agency acceptable to Agent and (B) has total assets in excess of Ten Billion Dollars ($10,000,000,000). Unless Agent or Borrower gives written notice to the assigning Lender that it objects to the proposed assignment (together with a written explanation of the reasons behind such objection) within ten (10) Business Days following receipt of the assigning Lender's written request for approval of the proposed assignment, Agent or Borrower, as the case may be, shall be deemed to have approved such assignment. Upon such execution, delivery, approval and acceptance, and upon the effective date specified in the applicable Assignment and Assumption, (X) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Assumption, have the rights and obligations of a Lender hereunder, and (Y) the assigning Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Assumption, relinquish its rights and be released from its obligations under this Agreement.

By executing and delivering an Assignment and Assumption, the assigning Lender thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Assumption, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or any other Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document or any other instrument or document furnished pursuant hereto; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the REIT or Borrower or the performance or observance by the REIT or Borrower or of any of their respective obligations under any Loan Document or any other instrument or document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in Article V or delivered pursuant to Article VI to the date of such assignment and such other Loan Documents and other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Assumption; (iv) such assignee will, independently and without reliance upon Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee appoints and authorizes Agent to take such action as Agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto; and (vi) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.


Agent shall maintain, at its address referred to on the counterpart signature pages hereof, a copy of each Assignment and Assumption delivered to and accepted by it and shall record in the Loan Account the names and addresses of each Lender and the Commitment of, and principal amount of the Loans owing to, such Lender from time to time. Borrower, Agent and Lenders may treat each Person whose name is recorded in the Loan Account as a Lender hereunder for all purposes of this Agreement.


Upon its receipt of an Assignment and Assumption executed by an assigning Lender and an assignee, Agent shall, if such Assignment and Assumption has been properly completed and is in substantially the form of Exhibit A, (i) accept such Assignment and Assumption, (ii) record the information contained therein in the Loan Account, and (iii) give prompt notice thereof to Borrower. Upon request, Borrower will execute and deliver to Agent an appropriate replacement promissory note or replacement promissory notes in favor of each assignee (and assignor, if such assignor is retaining a portion of its Commitment and Loans) reflecting such assignee's (and assignor's) Pro Rata Share(s) of the Facility. Upon execution and delivery of such replacement promissory notes the original promissory note or notes evidencing all or a portion of the Commitments and Loans being assigned shall be canceled and returned to Borrower.


Each Lender may sell participations to one or more banks or other entities in or to all or a portion of its rights and obligations under this Agreement (including without limitation all or a portion of its Commitment and the Loans owing to it) and other Loan Documents; provided, however, that (i) such Lender's obligations under this Agreement (including without limitation its Commitment to Borrower hereunder) shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations,
(iii) Borrower, Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and with regard to any and all payments to be made under this Agreement, and (iv) the holder of any such participation shall not be entitled to voting rights under their participation agreement except for voting rights with respect to (A) increases in the Facility; (B) extensions of the Maturity Date; (C) decreases in the interest rates or fees described in this Agreement; and (D) the release of the Guaranty. No participant shall be entitled to vote on any matter until the Lender with which such participant is participating in the Facility and the Loans confirms such participant's status as a participant hereunder.

Borrower will use reasonable efforts to cooperate with Agent and Lenders in connection with the assignment of interests under this Agreement or the sale of participations herein. Borrower also agrees to amend this agreement to add such additional provisions, not materially inconsistent with those herein as of the Closing Date, as Agent may reasonably determine are necessary to facilitate syndication of the Facility, and to refrain from activity in the loan syndication market until Agent has completed the syndication of the Facility or until otherwise agreed in order to assure a clear market for the syndication.


Anything in this Agreement to the contrary notwithstanding, and without the need to comply with any of the formal or procedural requirements of this Agreement, including Section 12.19, any Lender may at any time and from time to time pledge and assign all or any portion of its rights under all or any of the Loan Documents to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from its obligations thereunder. To facilitate any such pledge or assignment, Agent shall, at the request of such Lender, enter into a letter agreement with the Federal Reserve Bank in substantially the form of the exhibit to Appendix C to the Federal Reserve Bank of New York Operating Circular No. 12.


Anything in this Agreement to the contrary notwithstanding, any Lender may assign all or any portion of its rights and obligations under this Agreement to another branch or Affiliate of such Lender without first obtaining the approval of Agent and Borrower, provided that (i) at the time of such assignment such Lender is not a Defaulting Lender, (ii) such Lender gives Agent and Borrower at least fifteen (15) days' prior written notice of any such assignment, (iii) the parties to each such assignment execute and deliver to Agent an Assignment and Assumption, and (iv) Agent receives from the assignor (or, if so agreed between the assignor and the assignee, the assignee) a processing fee of Three Thousand Dollars ($3,000).


No Lender shall be permitted to assign or sell all or any portion of its rights and obligations under this Agreement to Borrower or any Affiliate of Borrower.

IN WITNESS WHEREOF, this Agreement has been duly executed on the date set forth above.

BORROWER:                     GLENBOROUGH PROPERTIES, L.P.,
                              a California limited partnership

                              By:      GLENBOROUGH REALTY TRUST
                                       INCORPORATED, a Maryland corporation,
                                       its general partner



                                       By:

                                       Title:

                              ADDRESS FOR NOTICE AND DELIVERY:

                              Glenborough Properties, L.P.
                              400 South El Camino Real
                              San Mateo, California 94402
                              Attn:    Stephen Saul, EVP-Chief Financial Officer
                              Tel:     (415) 343-9300
                              Fax:     (415) 343-9690

AGENT/LENDER:                           WELLS FARGO BANK, NATIONAL
                                        ASSOCIATION


                                        By
                                        Its

                                        ADDRESS FOR NOTICE AND DELIVERY:

                                        Real Estate Capital Markets Group
                                        555 Montgomery Street, 17th Floor
                                        San Francisco, CA  94111
                                        Attn:    Lezlie Beam
                                                 Vice President
                                        Tel:     (415) 222-1944
                                        Fax:     (415) 788-9421

                                        Pro Rata Share:   100%
                                        Loan Commitment:  $150,000,000

                                        LIBOR OFFICE:
                                        Address: Real Estate Group
                                                 Disbursement Center
                                                 2120 East Park Place, Suite 100
                                                 El Segundo, CA 90245
                                        Attn:             Kim Masukawa
                                        Telephone:        (310) 335-9459
                                        Telecopy:         (310) 615-1014

                                                                    Exhibit 23.1




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 8-K/A, into the Company's previously filed Registration Statements File Nos. 333-40959, 333-27677 and 333-08806.


ARTHUR ANDERSEN LLP





San Francisco, California
August 13, 1998